EXHIBIT 99.4


                                  $471,873,000
                                  (Approximate)
                                 GSAMP 2004-AHL
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

--------------- --------------------- ------------------ -------------- ------------------- ------------ --------------- -----------
                     Approximate            Primary                           Initial                      Estimated     Principal
                      Principal           Collateral        Expected       Pass-Through      Avg. Life      Payment      S&P/ Moodys
   Certificates     Balance(1) (4)           Group       Credit Support      Rate (5)        (yrs) (2)   Window (2)(3)     Ratings
--------------- --------------------- ------------------ -------------- ------------------- ------------ --------------- -----------
A-1A                 $149,288,000           Group I           19.00%       LIBOR + [ ]%        2.52      11/04 - 01/12     AAA/Aaa
A-1B                 $37,322,000            Group I           19.00%       LIBOR + [ ]%        2.52      11/04 - 01/12     AAA/Aaa
A-2A                 $77,732,000           Group II           19.00%       LIBOR + [ ]%        1.00      11/04 - 10/06     AAA/Aaa
A-2B                 $42,158,000           Group II           19.00%       LIBOR + [ ]%        3.00      10/06 - 09/09     AAA/Aaa
A-2C                 $23,820,000           Group II           19.00%       LIBOR + [ ]%        6.51      09/09 - 01/12     AAA/Aaa
A-2D                 $75,000,000           Group II           19.00%       LIBOR + [ ]%        2.50      11/04 - 01/12     AAA/Aaa
M-1                  $28,773,000        Group I and II        13.25%       LIBOR + [ ]%        4.95      02/08 - 01/12     AA+/Aa2
M-2                  $24,520,000        Group I and II         8.35%       LIBOR + [ ]%        4.90      12/07 - 01/12      A+/A2
M-3                   $7,255,000        Group I and II         6.90%       LIBOR + [ ]%        4.88      12/07 - 01/12       A/A3
B-1                   $6,005,000        Group I and II         5.70%       LIBOR + [ ]%        4.88      12/07 - 01/12     A-/Baa1
Total                $471,873,000
--------------- --------------------- ------------------ ---------------------------------- ------------ --------------- -----------

Not Offered Certificates

--------------- --------------------- ------------------ -------------- ------------------- ------------ --------------- -----------
B-2                   $5,004,000        Group I and II         N/A          LIBOR + [ ]%        N/A           N/A             N/A
B-3                   $5,004,000        Group I and II         N/A          LIBOR + [ ]%        N/A           N/A             N/A
B-4                   $6,005,000        Group I and II         N/A          LIBOR + [ ]%        N/A           N/A             N/A
--------------- --------------------- ------------------ -------------- ------------------- ------------ --------------- -----------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 5% CPR. The Class Certificate Balances of the Class A-2 Certificates are subject to change.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The Last Scheduled Distribution Date for the Certificates is the Distribution Date in August 2034.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

Selected Mortgage Pool Data (6)
-------------------------------

------------------------------------------------------------- ------------------------ ---------------------- ----------------------
                                                                  Adjustable Rate           Fixed Rate              Aggregate

------------------------------------------------------------- ------------------------ ---------------------- ----------------------
Scheduled Principal Balance:                                        $424,440,556            $78,427,751            $502,868,307
Number of Mortgage Loans:                                                  2,246                    680                   2,926
Average Scheduled Principal Balance:                                    $188,976               $115,335                $171,862
Weighted Average Gross Coupon:                                            7.023%                 7.430%                  7.086%
Weighted Average Net Coupon: (7)                                          6.518%                 6.925%                  6.581%
Weighted Average Current FICO Score:                                         656                    661                     657
Weighted Average Original LTV Ratio:                                      81.91%                 71.14%                  80.23%
Weighted Average Combined Original LTV Ratio: (8)                         81.91%                 82.59%                  82.02%
Weighted Average Stated Remaining Term (months):                             357                    320                     351
Weighted Average Seasoning(months):                                            3                      3                       3
Weighted Average Months to Roll:                                              26                    N/A                      26
Weighted Average Gross Margin: (9)                                         5.68%                    N/A                   5.68%
Weighted Average Initial Rate Cap: (9)                                     1.50%                    N/A                   1.50%
Weighted Average Periodic Rate Cap: (9)                                    1.50%                    N/A                   1.50%
Weighted Average Gross Maximum Lifetime Rate: (9)                         14.02%                    N/A                  14.02%
------------------------------------------------------------- ------------------------ ---------------------- ----------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.
(8) Calculated using LTV with respect to first lien loans and Combined LTV with respect to second lien loans.
(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Accredited Home Lenders, Inc. ("Accredited").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.50%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing, LP
      ("Litton").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA04AHL" and on Bloomberg as "GSAMP 04-AHL".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:                   October 28, 2004

Cut-off Date:                            October 1, 2004

Statistical Calculation Date:            September 1, 2004

Expected Pricing Date:                   On or before October 8, 2004

First Distribution Date:                 November 25, 2004

Key Terms
---------

Offered Certificates:                    Class A, Class M and Class B-1 Certificates

Class A-1 Certificates:                  Class A-1A and Class A-1B Certificates

Class A-2 Certificates                   Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates

Class A Certificates:                    Class A-1 Certificates and Class A-2 Certificates

Class M Certificates:                    Class M-1, Class M-2, and Class M-3 Certificates

Class B Certificates:                    Class B-1, Class B-2, Class B-3, and Class B-4 Certificates

LIBOR Certificates:                      Class A, Class M and Class B Certificates

Depositor:                               GS Mortgage Securities Corp.

Lead Manager:                            Goldman, Sachs & Co.

Servicer:                                Litton Loan Servicing, LP

Trustee:                                 Deutsche Bank National Trust Company

Servicing Fee:                           50 bps

Trustee Fee:                             0.52 bps

Distribution Date:                       25th day of the month or the following Business Day

Record Date:                             For any Distribution Date, the last Business Day of the accrual period

Delay Days:                              0 day delay on all Certificates

Prepayment Period:                       The calendar month prior to the Distribution Date


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Due Period:                              The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                               Actual/360 basis

Interest Accrual Period:                 The prior Distribution Date to the day prior to the current Distribution
                                         Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:           Adjustable rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate 2.091% increase per month), and remaining at
                                         28% CPR thereafter. Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Group I Mortgage Loans:                  Approximately $231,528,510 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie
                                         Mae and Freddie Mac.

Group II Mortgage Loans:                 Approximately $271,339,797 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by
                                         Fannie Mae or Freddie Mac.

Mortgage Loans:                          The Trust will consist of sub-prime, fixed rate and adjustable rate, first lien and second lien residential mortgage loans.

Excess Spread:                           The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 5% CPR:

                                         Initial Gross WAC (1):                                                            7.0865%
                                            Less Fees & Expenses (2):                                                      0.5052%
                                                                                                               -------------------
                                         Net WAC (1):                                                                      6.5813%
                                            Less Initial LIBOR Certificate Coupon (Approx.)(3):                            2.2760%
                                                                                                               -------------------
                                         Initial Excess Spread (1):                                                        4.3053%

                                         (1)        This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                         (2)        Includes the Servicing Fee and Trustee Fee.

                                         (3)        Assumes 1-month LIBOR equal to 1.84000%, initial marketing spreads and a
                                                    30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the LIBOR
                                                    Certificates as well as any changes in day count.

Servicer Advancing:                      Yes as to principal and interest, subject to recoverability

Compensating Interest:                   The Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary Principal
                                         Prepayments on the Mortgage Loans during the related Prepayment
                                         Period and (B) one-half its aggregate Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:                  The transaction has a 10% optional clean-up call.

Rating Agencies:                         Standard & Poor's Ratings Group and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:                    $25,000 with regard to Class A Certificates, and $250,000 with regard to the Class M and B
                                         Certificates.

Legal Investment:                        It is anticipated that no Offered Certificates will be SMMEA eligible.

ERISA Eligible:                          Underwriter's exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Tax Treatment:                           All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                              The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                         PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION
                                         THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED
                                         CERTIFICATES.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-Up Call date, subject to the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.50% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Certificate Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero and
(B) the later to occur of:

(x) the Distribution Date occurring in November 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.00%.

-------------------------------------------- --------------------------------------------- -----------------------------------------
                   Class                           Initial Subordination Percentage               Step-Down Date Percentage
-------------------------------------------- --------------------------------------------- -----------------------------------------
                     A                                          19.00%                                      38.00%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-1                                         13.25%                                      26.50%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-2                                         8.35%                                       16.70%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-3                                         6.90%                                       13.80%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    B-1                                         5.70%                                       11.40%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    B-2                                         4.70%                                       9.40%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    B-3                                         3.70%                                       7.40%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    B-4                                         2.50%                                       5.00%
-------------------------------------------- --------------------------------------------- -----------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 42% of the prior period's Senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------------------- ---------------------------------------------------------------------------------------
            Distribution Dates                                        Cumulative Realized Loss Percentage
-------------------------------------------- ---------------------------------------------------------------------------------------
       November 2007 - October 2008              2.750% for the first month, plus an additional 1/12th of 1.750% for each month thereafter (e.g., approximately 2.896%in December 2007)
-------------------------------------------- ---------------------------------------------------------------------------------------
       November 2008 - October 2009              4.500% for the first month, plus an additional 1/12th of 1.250% for each month thereafter (e.g., approximately 4.604% in December 2008)
-------------------------------------------- ---------------------------------------------------------------------------------------
       November 2009 - October 2010              5.750% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 5.792% in December 2009)
-------------------------------------------- ---------------------------------------------------------------------------------------
       November 2010 and thereafter                                                  6.250%
-------------------------------------------- ---------------------------------------------------------------------------------------

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds 2.750%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the Optional Clean-Up Call date is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the servicing and trustee fee rates (calculated on an actual/360 day count basis).

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day basis).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the Loan Group I Cap, the Loan Group II Cap, or the WAC Cap) over interest due on such class of Certificates at a rate equal to their capped Pass-Through Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the Loan Group I Cap, Loan Group II Cap or the WAC Cap).

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i)   Concurrently,

      (a) from the Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1A and Class A-1B Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated pro rata based on Class Certificate Balance; and

      (b) from the Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated pro rata based upon their respective Class Certificate Balances, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   Concurrently,

      (a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution described below, until the Class Certificate Balances thereof have been reduced to zero;

      (b) Concurrently, pro rata by Class Certificate Balance, the Group II Principal Distribution Amount,

                  (i) sequentially, to the Class A-2A Certificates until the Certificate Principal Balance thereof has been reduced to zero, the Class A-2B Certificates until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the Certificate Principal Balance thereof has been reduced to zero

                  (ii) to the Class A-2D Certificates until the Certificate Principal Balance thereof have been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Certificate Balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their respective Class Certificate Balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective Class Certificate Balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   Concurrently,

      (a) to the Class A-1 Certificates, allocated between the Class A-1A and the Class A-1B Certificates in accordance with the Class A-1 Principal Distribution described below,, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective Class Certificate Balances have been reduced to zero,

      (b) concurrently, to the Class A-2A, Class A-2B and Class A-2C Certificates, on the one hand, and the Class A-2D Certificates on the other hand, pro rata based upon Class Certificate Balance, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated

                  (i) sequentially to the Class A-2A Certificates until the Certificate Principal Balance thereof has been reduced to zero, to the Class A-2B Certificates until the Certificate Principal Balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the Certificate Principal Balance thereof has been reduced to zero,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  (ii) to the Class A-2D until the Certificate Principal Balance thereof has been reduced to zero,

      provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Certificate Balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their Class Certificate Balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero,

(vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero, and

(viii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective Certificate Principal Balances, with the principal allocated to the Class A-1 Certificates being allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution described below.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (vii) to the Class B-4 Certificates, their unpaid interest shortfall amount,

      (viii) concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1A Certificates, any Class A-1B Basis Risk Carry Forward Amount to the Class A-1B Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, any Class A-2C Basis Risk Carry Forward Amount to the Class A-2C Certificates and, any Class A-2D Basis Risk Carry Forward Amount to the Class A-2D Certificates pro rata by their respective Basis Risk Carry Forward Amounts,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (ix) sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2,Class B-3 and Class B-4 Certificates any Basis Risk Carry Forward Amount for such classes

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its Class Certificate Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates.

Class A-1 Principal Distribution Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata among the Class A-1A and Class A-1B Certificates, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Class Certificate Balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1A Certificates and Class A-1B Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1A and Class A-1B Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2A, Class A-2B, Class A-2C, and Class A-2D Certificates.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 62.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.50% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Class Certificate Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (G) the Class Certificate Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class B-3 Certificates immediately prior to such Distribution Date, and (H) the Class Certificate Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------


Product           No Penalty    0-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months          Total
------------------------------------------------------------------------------------------------------------------------
2 Year ARM       $56,491,141    $38,707,255    $95,006,843     $6,944,187        $53,398     $5,467,271   $202,670,096
2 Year ARM IO      4,203,664      5,541,949     45,117,960      1,618,672              0        778,149     57,260,394
3 Year ARM         7,597,393      3,997,941      1,703,261    114,544,311         85,412      1,897,982    129,826,300
3 Year ARM IO        331,920        263,200        757,300     32,901,345        430,000              0     34,683,765
Balloon            2,197,988      1,663,487      2,909,691      2,731,073              0      1,397,589     10,899,828
Fixed              6,638,143     17,296,904      1,439,141      7,413,306        213,573     26,438,807     59,439,873
Fixed IO             327,250      1,830,682        252,800      1,838,774              0      3,838,544      8,088,050
------------------------------------------------------------------------------------------------------------------------
Total:           $77,787,498    $69,301,418   $147,186,997   $167,991,668       $782,383    $39,818,343   $502,868,307
========================================================================================================================



Product           No Penalty      0-12 Months    13-24 Months    25-36 Months    37-48 Months     49-60 Months
---------------------------------------------------------------------------------------------------------------
2 Year ARM             11.23%           7.70%          18.89%           1.38%           0.01%           1.09%
2 Year ARM IO           0.84            1.10            8.97            0.32            0.00            0.15
3 Year ARM              1.51            0.80            0.34           22.78            0.02            0.38
3 Year ARM IO           0.07            0.05            0.15            6.54            0.09            0.00
Balloon                 0.44            0.33            0.58            0.54            0.00            0.28
Fixed                   1.32            3.44            0.29            1.47            0.04            5.26
Fixed IO                0.07            0.36            0.05            0.37            0.00            0.76
---------------------------------------------------------------------------------------------------------------
Total:                 15.47%          13.78%          29.27%          33.41%           0.16%           7.92%
===============================================================================================================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o     1-month and 6-month Forward LIBOR curves (as of close on September 30,
      2004) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o     Certificates are priced at par
o     Assumes bonds pay on 25th of month


------------------------------------------------------------------------------------------------------------------------------------
                                                   First Dollar of Loss              LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
   Class M-1             CDR (%)                                    24.84                        25.12                         26.63
                         Yield (%)                                 4.2228                       3.5654                       -0.0236
                         WAL                                         4.08                         4.07                          3.93
                         Modified Duration                           3.76                         3.77                          3.75
                         Principal Window                   11/08 - 11/08                11/08 - 11/08                 10/08 - 10/08
                         Principal Writedown            14,469.56 (0.05%)           847,114.53 (2.94%)         4,842,121.36 (16.83%)
                         Total Collat Loss         88,020,949.42 (17.59%)       88,768,816.82 (17.74%)        92,152,671.23 (18.42%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-2             CDR (%)                                    16.62                        17.04                         18.26
                         Yield (%)                                 4.9048                       3.7153                       -0.0172
                         WAL                                         4.83                         4.81                          4.50
                         Modified Duration                           4.31                         4.32                          4.24
                         Principal Window                   08/09 - 08/09                08/09 - 08/09                 06/09 - 06/09
                         Principal Writedown             2,282.59 (0.01%)         1,530,888.88 (6.24%)         5,437,731.89 (22.18%)
                         Total Collat Loss         67,753,674.33 (13.54%)       69,123,508.80 (13.81%)        72,267,090.63 (14.44%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-3             CDR (%)                                    14.55                        14.69                         15.07
                         Yield (%)                                 5.0575                       3.7292                       -0.0387
                         WAL                                         5.08                         5.07                          4.90
                         Modified Duration                           4.49                         4.50                          4.48
                         Principal Window                   11/09 - 11/09                11/09 - 11/09                 10/09 - 10/09
                         Principal Writedown            21,942.29 (0.30%)           560,015.77 (7.72%)         1,843,754.81 (25.41%)
                         Total Collat Loss         61,747,708.49 (12.34%)       62,233,728.79 (12.44%)        63,231,976.01 (12.64%)
------------------------------------------------------------------------------------------------------------------------------------
   Class B-1             CDR (%)                                    12.95                        13.11                         13.42
                         Yield (%)                                 5.5865                       3.7340                       -0.1359
                         WAL                                         5.24                         5.22                          5.03
                         Modified Duration                           4.54                         4.56                          4.54
                         Principal Window                   01/10 - 01/10                01/10 - 01/10                 12/09 - 12/09
                         Principal Writedown            22,488.82 (0.37%)          662,717.16 (11.04%)         1,757,045.52 (29.26%)
                         Total Collat Loss         56,622,191.95 (11.32%)       57,204,229.11 (11.43%)        58,046,658.33 (11.60%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

     Distribution       WAC Cap        Distribution       WAC Cap        Distribution       WAC Cap
         Date                              Date                              Date
-----------------  ------------------  -----------------  -------------  -----------------  ----------
        Nov-04           7.0513           Nov-08          11.1586           Nov-12          11.7555
        Dec-04           6.5811           Dec-08          11.5355           Dec-12          12.1438
        Jan-05           6.3688           Jan-09          11.5427           Jan-13          11.7486
        Feb-05           6.3687           Feb-09          11.6064           Feb-13          11.7452
        Mar-05           7.0511           Mar-09          12.8462           Mar-13          12.9998
        Apr-05           6.3687           Apr-09          11.5997           Apr-13          11.7383
        May-05           6.5810           May-09          11.9830           May-13          12.1260
        Jun-05           6.3688           Jun-09          11.5982           Jun-13          11.7314
        Jul-05           6.5812           Jul-09          12.2434           Jul-13          12.1189
        Aug-05           6.3690           Aug-09          11.8895           Aug-13          11.7245
        Sep-05           6.3692           Sep-09          11.8861           Sep-13          11.7210
        Oct-05           6.5817           Oct-09          12.2788           Oct-13          12.1082
        Nov-05           6.3695           Nov-09          11.8793           Nov-13          11.7142
        Dec-05           6.5820           Dec-09          12.2717           Dec-13          12.1011
        Jan-06           6.3699           Jan-10          11.8725           Jan-14          11.7073
        Feb-06           6.3700           Feb-10          11.8690           Feb-14          11.7039
        Mar-06           7.0527           Mar-10          13.1369           Mar-14          12.9540
        Apr-06           6.3704           Apr-10          11.8622           Apr-14          11.6970
        May-06           6.5851           May-10          12.2541           May-14          12.0833
        Jun-06           6.3824           Jun-10          11.8553           Jun-14          11.6901
        Jul-06           7.0425           Jul-10          12.2470           Jul-14          12.0763
        Aug-06           7.1131           Aug-10          11.8485           Aug-14          11.6833
        Sep-06           7.1128           Sep-10          11.8451           Sep-14          11.6799
        Oct-06           7.3495           Oct-10          12.2364           Oct-14          12.0656
        Nov-06           7.1143           Nov-10          11.8382
        Dec-06           7.3609           Dec-10          12.2293
        Jan-07           7.5543           Jan-11          11.8313
        Feb-07           7.8505           Feb-11          11.8279
        Mar-07           8.6908           Mar-11          13.0914
        Apr-07           7.8491           Apr-11          11.8210
        May-07           8.1122           May-11          12.2115
        Jun-07           7.8672           Jun-11          11.8141
        Jul-07           8.9737           Jul-11          12.2044
        Aug-07           9.0462           Aug-11          11.8072
        Sep-07           9.0447           Sep-11          11.8038
        Oct-07           9.3446           Oct-11          12.1937
        Nov-07           9.0437           Nov-11          11.7969
        Dec-07           9.3615           Dec-11          12.1866
        Jan-08           9.8722           Jan-12          11.7900
        Feb-08          10.2320           Feb-12          11.7866
        Mar-08          10.9351           Mar-12          12.5957
        Apr-08          10.2273           Apr-12          11.7797
        May-08          10.5673           May-12          12.1687
        Jun-08          10.2382           Jun-12          11.7728
        Jul-08          11.2681           Jul-12          12.1616
        Aug-08          11.1675           Aug-12          11.7659
        Sep-08          11.1646           Sep-12          11.7624
        Oct-08          11.5336           Oct-12          12.1509

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $502,868,307
Number of Mortgage Loans:                                                 2,926
Average Scheduled Principal Balance:                                   $171,862
Weighted Average Gross Coupon:                                            7.086%
Weighted Average Net Coupon: (2)                                          6.581%
Weighted Average Current FICO Score:                                        657
Weighted Average Original LTV Ratio:                                      80.23%
Weighted Average Original Combined LTV Ratio:                             82.02%
Weighted Average Stated Remaining Term (months):                            351
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll: (3)                                         26
Weighted Average Gross Margin: (3)                                         5.68%
Weighted Average Initial Rate Cap: (3)                                     1.50%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.02%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance


                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
 Current Principal     Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
     Balance             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            220    $7,413,307       1.47%      9.633%        650    $33,697        91.24%        40.63%      94.56%
$50,001 - $75,000          261    16,576,352       3.30       7.963         642     63,511        83.36         47.04       84.31
$75,001 - $100,000         335    29,464,859       5.86       7.508         643     87,955        83.26         47.33       91.77
$100,001 - $125,000        358    40,339,432       8.02       7.311         653    112,680        82.09         35.02       92.22
$125,001 - $150,000        340    46,699,291       9.29       7.205         655    137,351        81.82         34.17       93.07
$150,001 - $200,000        455    78,717,332      15.65       7.122         654    173,005        81.63         33.67       93.78
$200,001 - $250,000        320    71,959,976      14.31       6.994         655    224,875        80.81         26.27       89.96
$250,001 - $300,000        260    71,007,411      14.12       6.953         659    273,105        82.17         28.43       92.70
$300,001 - $350,000        169    54,901,110      10.92       6.753         660    324,859        82.22         26.80       96.42
$350,001 - $400,000        110    41,468,321       8.25       6.667         672    376,985        81.76         20.82       97.24
$400,001 & Above            98    44,320,916       8.81       6.829         663    452,254        81.68         26.65       90.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================

                                                    Distribution by Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Gross Coupon             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                5    $1,291,536       0.26%      4.963%        700   $258,307        70.65%        53.86%     100.00%
5.00 - 5.49%                23     5,669,336       1.13       5.301         707    246,493        78.64         80.36      100.00
5.50 - 5.99%               206    46,121,859       9.17       5.865         681    223,893        78.67         43.98       93.63
6.00 - 6.49%               296    63,683,438      12.66       6.275         673    215,147        81.15         37.47       92.99
6.50 - 6.99%               902   179,247,936      35.65       6.794         670    198,723        81.25         21.49       93.88
7.00 - 7.49%               386    63,151,466      12.56       7.275         649    163,605        82.59         29.17       93.34
7.50 - 7.99%               562    89,048,438      17.71       7.748         634    158,449        83.22         31.72       90.03
8.00 - 8.49%               135    19,311,235       3.84       8.256         607    143,046        84.43         44.07       92.09
8.50 - 8.99%               176    21,179,345       4.21       8.748         607    120,337        83.98         40.73       87.22
9.00% & Above              235    14,163,719       2.82      10.251         629     60,271        92.64         27.24       95.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by FICO


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
FICO                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                221   $41,785,990       8.31%      6.613%        760   $189,077        79.50%        23.12%      86.50%
720 - 739                  167    30,186,556       6.00       6.829         729    180,758        80.89         15.50       89.74
700 - 719                  237    43,890,560       8.73       6.817         709    185,192        80.54         20.42       90.95
680 - 699                  361    64,516,920      12.83       6.921         689    178,717        82.40         17.58       93.62
660 - 679                  441    72,328,180      14.38       7.018         669    164,009        83.22         20.41       92.65
640 - 659                  389    70,527,650      14.03       6.953         649    181,305        83.27         27.72       93.09
620 - 639                  390    61,058,783      12.14       7.313         630    156,561        84.26         32.32       92.82
600 - 619                  199    36,501,728       7.26       7.147         610    183,426        83.09         41.95       96.55
580 - 599                  136    25,249,995       5.02       7.408         591    185,662        81.20         41.56       92.20
560 - 579                  112    16,732,220       3.33       7.871         570    149,395        80.80         59.75       94.18
540 - 559                  128    19,862,345       3.95       7.740         548    155,175        79.33         77.81       97.18
520 - 539                   86    12,669,474       2.52       7.789         530    147,319        78.78         75.09       98.18
500 - 519                   59     7,557,907       1.50       7.800         510    128,100        77.17         81.07      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                                        Distribution by Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Lien                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                    2,675  $491,405,343      97.72%      7.017%        656   $183,703        81.65%        30.92%      92.59%
Second                     251    11,462,964       2.28      10.063         667     45,669        97.74         31.86      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                                Distribution by Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Combined               Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             109   $15,159,956       3.01%      6.734%        641   $139,082        49.95%        34.48%      81.96%
60.01 - 70.00%             113    20,235,677       4.02       6.975         625    179,077        67.04         24.26       90.49
70.01 - 80.00%           1,514   285,507,849      56.78       6.912         672    188,578        79.45         17.03       95.17
80.01 - 85.00%             343    63,320,870      12.59       7.220         617    184,609        84.53         47.71       86.63
85.01 - 90.00%             348    65,298,088      12.99       7.308         643    187,638        89.51         39.44       87.21
90.01 - 95.00%             105    15,197,917       3.02       7.295         647    144,742        94.62         74.69       92.68
95.01 - 100.00%            394    38,147,951       7.59       7.908         657     96,822        99.90         77.40      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             357   $26,496,889       5.27%      8.163%        652    $74,221        70.62%        33.43%      89.68%
60.01 - 70.00%             110    19,969,307       3.97       6.963         623    181,539        67.06         23.52       90.37
70.01 - 80.00%           1,513   285,466,639      56.77       6.911         672    188,676        79.45         17.03       95.17
80.01 - 85.00%             342    63,263,074      12.58       7.218         617    184,980        84.53         47.66       86.62
85.01 - 90.00%             343    65,017,577      12.93       7.293         643    189,556        89.51         39.61       87.15
90.01 - 95.00%              76    14,131,723       2.81       7.092         646    185,944        94.60         78.43       92.13
95.01 - 100.00%            185    28,523,097       5.67       7.161         654    154,179        99.88         92.68      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Documentation            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Stated                   1,709  $306,277,435      60.91%      7.156%        673   $179,214        80.36%         0.00%      96.36%
Full                     1,011   155,588,855      30.94       7.038         628    153,896        85.57        100.00       86.93
Other                      206    41,002,018       8.15       6.750         644    199,039        80.92          0.00       88.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                                       Distribution by Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Purpose                  Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                 1,693  $301,299,180      59.92%      7.043%        675   $177,968        82.56%        23.95%      93.36%
CashOut Refi             1,075   177,849,398      35.37       7.149         631    165,441        81.03         38.98       91.80
NoCash Refi                158    23,719,729       4.72       7.176         612    150,125        82.58         59.43       92.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                                      Distribution by Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Occupancy                Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           2,698  $466,477,692      92.76%      7.077%        655   $172,898        82.14%        28.99%     100.00%
Rental                     207    32,460,759       6.46       7.230         678    156,815        79.52         54.71        0.00
Second Home                 21     3,929,855       0.78       7.088         663    187,136        87.76         65.75        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Property Type            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            1,961  $328,981,392      65.42%      7.098%        653   $167,762        82.23%        31.35%      95.05%
2-4 Family                 311    65,800,350      13.09       7.123         665    211,577        80.38         36.29       80.56
PUD                        358    64,845,893      12.90       7.108         656    181,134        82.57         28.11       96.49
Condo                      264    39,270,227       7.81       6.883         677    148,751        81.98         21.54       88.40
Townhouse                   31     3,905,818       0.78       7.214         660    125,994        82.91         47.03       87.74
Other                        1        64,628       0.01       8.150         550     64,628        84.97        100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
State                    Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         622  $152,539,122      30.33%      6.797%        663   $245,240        79.99%        19.01%      92.49%
NY                         247    51,690,926      10.28       6.824         655    209,275        77.79         47.99       94.66
FL                         334    42,533,746       8.46       7.398         656    127,347        82.97         24.65       88.97
NJ                         145    32,531,065       6.47       7.232         655    224,352        83.14         25.31       93.34
IL                         142    24,171,847       4.81       7.155         653    170,224        84.56         30.60       93.43
NV                          96    17,863,426       3.55       7.069         673    186,077        82.01         16.32       85.30
MD                          94    17,335,561       3.45       7.628         647    184,421        82.10         29.55       95.76
TX                         132    14,781,535       2.94       7.329         648    111,981        82.82         47.26       88.93
VA                          87    13,260,730       2.64       7.462         653    152,422        83.26         33.21       99.05
WA                          66    11,641,190       2.31       6.712         667    176,382        83.54         34.40       96.09
Other                      961   124,519,161      24.76       7.286         651    129,572        84.76         41.95       93.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                                         Distribution by Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Zip                      Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
92054                        6    $1,952,172       0.39%      6.854%        667   $325,362        77.79%         8.23%      74.80%
91977                        6     1,847,631       0.37       6.540         667    307,939        79.75         29.92      100.00
92114                        8     1,782,559       0.35       7.026         677    222,820        74.22          4.61      100.00
95122                        6     1,763,710       0.35       6.569         720    293,952        80.52          0.00      100.00
92026                        4     1,366,341       0.27       6.717         614    341,585        81.71         54.21      100.00
91710                        5     1,360,051       0.27       6.255         663    272,010        79.93         11.10       88.90
92802                        3     1,352,445       0.27       6.448         710    450,815        81.74         36.91       63.09
95206                        6     1,350,839       0.27       6.859         649    225,140        80.75         18.85      100.00
89148                        5     1,347,078       0.27       6.867         670    269,416        79.13         19.89      100.00
91911                        5     1,329,575       0.26       6.226         675    265,915        74.88          0.00      100.00
Other                    2,872   487,415,907      96.93       7.100         656    169,713        82.12         31.37       92.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Remaining Months       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
To Maturity              Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    282   $15,368,055       3.06%      9.198%        662    $54,497        91.06%        37.93%      91.05%
181 - 240                   18     1,271,604       0.25       7.288         644     70,645        74.62         75.16       96.55
241 - 360                2,626   486,228,648      96.69       7.019         656    185,159        81.75         30.60       92.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                                  Distribution by Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Amortization Type        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM               1,045  $202,670,096      40.30%      7.110%        646   $193,943        81.05%        25.31%      92.49%
3 Year ARM                 846   129,826,300      25.82       7.281         651    153,459        82.81         24.09       92.03
Fixed                      412    59,439,873      11.82       7.079         658    144,272        79.64         51.66       85.23
2 Year ARM IO              203    57,260,394      11.39       6.394         690    282,071        81.50         27.57       97.58
3 Year ARM IO              152    34,683,765       6.90       6.586         676    228,183        84.33         50.15       99.06
Balloon                    236    10,899,828       2.17      10.073         668     46,186        97.80         32.18      100.00
Fixed IO                    32     8,088,050       1.61       6.451         679    252,752        83.71         69.54       96.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Initial                Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Periodic Cap             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        5      $729,633       0.15%      7.041%        650   $145,927        87.56%        44.69%     100.00%
1.50%                    2,241   423,710,922      84.26       7.023         656    189,072        81.90         27.24       93.56
NA                         680    78,427,751      15.60       7.430         661    115,335        82.59         50.79       88.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                                    Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Periodic Cap             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        5      $729,633       0.15%      7.041%        650   $145,927        87.56%        44.69%     100.00%
1.50%                    2,241   423,710,922      84.26       7.023         656    189,072        81.90         27.24       93.56
NA                         680    78,427,751      15.60       7.430         661    115,335        82.59         50.79       88.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                                Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Months To              Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Rate Reset               Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                  1,248  $259,930,491      51.69%      6.952%        655   $208,278        81.15%        25.81%      93.61%
25 - 36                    998   164,510,065      32.71       7.135         657    164,840        83.13         29.58       93.51
NA                         680    78,427,751      15.60       7.430         661    115,335        82.59         50.79       88.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


                                                  Distribution by Life Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Life Maximum           Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Rate                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below               3      $779,976       0.16%      4.963%        689   $259,992        80.00%        23.59%     100.00%
12.00 - 12.49%              20     4,758,592       0.95       5.307         700    237,930        82.06         86.33      100.00
12.50 - 12.99%             153    36,030,149       7.16       5.868         676    235,491        80.70         38.39       93.69
13.00 - 13.49%             244    53,845,132      10.71       6.275         673    220,677        81.53         32.81       93.26
13.50 - 13.99%             798   161,449,010      32.11       6.794         670    202,317        81.28         19.17       94.88
14.00 - 14.49%             328    55,656,236      11.07       7.272         649    169,684        82.68         25.94       95.21
14.50 - 14.99%             457    74,759,046      14.87       7.753         633    163,587        82.92         27.97       91.03
15.00 - 15.49%             106    16,998,195       3.38       8.259         606    160,360        84.23         41.04       93.81
15.50 - 15.99%             106    15,353,290       3.05       8.736         601    144,842        82.21         34.24       86.63
16.00% & Above              31     4,810,929       0.96       9.683         577    155,191        83.07         29.95       86.49
NA                         680    78,427,751      15.60       7.430         661    115,335        82.59         50.79       88.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Margin                   Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              340   $78,627,425      15.64%      6.024%        678   $231,257        81.36%        40.03%      94.04%
5.00 - 5.49%               607   128,310,480      25.52       6.718         671    211,385        81.11         19.92       95.04
5.50 - 5.99%               478    86,121,562      17.13       7.012         658    180,171        82.08         23.34       94.31
6.00 - 6.49%               392    66,398,100      13.20       7.598         640    169,383        83.19         27.21       92.22
6.50 - 6.99%               256    38,921,808       7.74       7.899         625    152,038        82.47         29.23       91.63
7.00% & Above              173    26,061,180       5.18       8.803         594    150,643        82.94         35.24       88.77
NA                         680    78,427,751      15.60       7.430         661    115,335        82.59         50.79       88.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,926  $502,868,307     100.00%      7.086%        657   $171,862        82.02%        30.94%      92.76%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                       $424,440,556
Number of Mortgage Loans:                                                 2,246
Average Scheduled Principal Balance:                                   $188,976
Weighted Average Gross Coupon:                                            7.023%
Weighted Average Net Coupon:(1)                                           6.518%
Weighted Average Current FICO Score:                                        656
Weighted Average Original LTV Ratio:                                      81.91%
Weighted Average Original Combined LTV Ratio:                             81.91%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll:                                             26
Weighted Average Gross Margin:                                             5.68%
Weighted Average Initial Rate Cap:                                         1.50%
Weighted Average Periodic Rate Cap:                                        1.50%
Weighted Average Gross Maximum Lifetime Rate:                             14.02%

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Current                Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Principal Balance        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             19      $845,544       0.20%      7.863%        603    $44,502        70.68%        79.59%      84.22%
$50,001 - $75,000          153     9,785,315       2.31       7.592         635     63,956        80.85         46.23       84.22
$75,001 - $100,000         238    20,960,314       4.94       7.425         639     88,069        82.52         40.74       93.50
$100,001 - $125,000        302    34,036,961       8.02       7.273         652    112,705        81.95         30.25       92.77
$125,001 - $150,000        294    40,343,058       9.50       7.153         653    137,221        81.71         34.03       94.80
$150,001 - $200,000        401    69,392,863      16.35       7.134         652    173,050        81.89         31.13       94.18
$200,001 - $250,000        279    62,840,017      14.81       6.980         653    225,233        80.78         23.80       90.20
$250,001 - $300,000        229    62,701,250      14.77       6.943         660    273,805        82.22         24.46       93.81
$300,001 - $350,000        151    49,137,966      11.58       6.786         660    325,417        82.75         24.00       96.65
$350,001 - $400,000         94    35,455,625       8.35       6.693         673    377,188        82.11         14.80       97.82
$400,001 & Above            86    38,941,643       9.17       6.892         660    452,810        82.42         23.27       91.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                                    Distribution by Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Gross Coupon             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                3      $779,976       0.18%      4.963%        689   $259,992        80.00%        23.59%     100.00%
5.00 - 5.49%                20     4,758,592       1.12       5.307         700    237,930        82.06         86.33      100.00
5.50 - 5.99%               153    36,030,149       8.49       5.868         676    235,491        80.70         38.39       93.69
6.00 - 6.49%               244    53,845,132      12.69       6.275         673    220,677        81.53         32.81       93.26
6.50 - 6.99%               798   161,449,010      38.04       6.794         670    202,317        81.28         19.17       94.88
7.00 - 7.49%               328    55,656,236      13.11       7.272         649    169,684        82.68         25.94       95.21
7.50 - 7.99%               457    74,759,046      17.61       7.753         633    163,587        82.92         27.97       91.03
8.00 - 8.49%               106    16,998,195       4.00       8.259         606    160,360        84.23         41.04       93.81
8.50 - 8.99%               106    15,353,290       3.62       8.736         601    144,842        82.21         34.24       86.63
9.00% & Above               31     4,810,929       1.13       9.683         577    155,191        83.07         29.95       86.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by FICO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
FICO                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                152   $31,685,461       7.47%      6.604%        760   $208,457        80.51%        12.72%      89.75%
720 - 739                  138    26,499,320       6.24       6.780         729    192,024        80.68         13.41       90.88
700 - 719                  184    36,504,231       8.60       6.769         709    198,393        81.12         14.51       92.06
680 - 699                  287    56,789,010      13.38       6.840         689    197,871        82.27         13.49       95.00
660 - 679                  332    63,177,817      14.88       6.921         670    190,295        82.83         18.08       93.27
640 - 659                  308    59,695,191      14.06       6.929         649    193,816        83.05         24.09       93.68
620 - 639                  253    47,625,675      11.22       7.111         631    188,244        83.07         27.97       92.02
600 - 619                  159    30,147,342       7.10       7.110         610    189,606        83.28         43.36       96.81
580 - 599                  114    22,821,281       5.38       7.366         590    200,187        81.27         38.64       91.55
560 - 579                   93    14,653,009       3.45       7.871         570    157,559        81.08         54.99       93.73
540 - 559                  105    16,781,612       3.95       7.702         549    159,825        79.27         74.59       99.07
520 - 539                   69    11,046,571       2.60       7.722         530    160,095        79.06         72.77       99.10
500 - 519                   52     7,014,036       1.65       7.773         510    134,885        77.09         79.60      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                                        Distribution by Lien


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Lien                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                    2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================



                                                Distribution by Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Combined               Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              66    $9,010,754       2.12%      7.030%        609   $136,527        50.34%        28.79%      81.32%
60.01 - 70.00%              70    13,040,863       3.07       7.205         598    186,298        67.44         13.21       88.22
70.01 - 80.00%           1,369   262,935,793      61.95       6.905         672    192,064        79.53         14.72       95.99
80.01 - 85.00%             266    50,168,024      11.82       7.227         614    188,602        84.57         45.80       85.83
85.01 - 90.00%             277    56,404,220      13.29       7.291         642    203,625        89.55         36.84       89.49
90.01 - 95.00%              57    10,864,267       2.56       7.040         640    190,601        94.61         82.81       95.41
95.01 - 100.00%            141    22,016,634       5.19       7.167         652    156,146        99.97         90.79      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              66    $9,010,754       2.12%      7.030%        609   $136,527        50.34%        28.79%      81.32%
60.01 - 70.00%              70    13,040,863       3.07       7.205         598    186,298        67.44         13.21       88.22
70.01 - 80.00%           1,369   262,935,793      61.95       6.905         672    192,064        79.53         14.72       95.99
80.01 - 85.00%             266    50,168,024      11.82       7.227         614    188,602        84.57         45.80       85.83
85.01 - 90.00%             277    56,404,220      13.29       7.291         642    203,625        89.55         36.84       89.49
90.01 - 95.00%              57    10,864,267       2.56       7.040         640    190,601        94.61         82.81       95.41
95.01 - 100.00%            141    22,016,634       5.19       7.167         652    156,146        99.97         90.79      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Documentation            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Stated                   1,405  $275,800,359      64.98%      7.081%        673   $196,299        80.19%         0.00%      96.26%
Full                       693   115,752,708      27.27       6.986         620    167,031        86.13        100.00       88.41
Other                      148    32,887,489       7.75       6.668         641    222,213        81.52          0.00       89.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                                       Distribution by Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Purpose                  Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                 1,463  $277,400,566      65.36%      6.980%        675   $189,611        82.16%        21.47%      94.05%
CashOut Refi               685   130,891,805      30.84       7.092         623    191,083        81.20         35.23       92.63
NoCash Refi                 98    16,148,185       3.80       7.205         599    164,777        83.38         62.49       92.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================



                                                      Distribution by Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Occupancy                Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           2,086  $397,146,630      93.57%      7.009%        655   $190,387        81.99%        25.77%     100.00%
Rental                     143    23,740,919       5.59       7.244         672    166,020        79.80         47.22        0.00
Second Home                 17     3,553,007       0.84       7.063         666    209,000        87.53         62.11        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Property Type            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            1,482  $275,464,192      64.90%      7.042%        652   $185,873        82.11%        28.03%      95.73%
PUD                        305    59,792,371      14.09       7.023         656    196,041        82.16         26.28       96.30
2-4 Family                 214    50,026,906      11.79       7.054         662    233,771        80.74         28.10       82.61
Condo                      221    35,979,341       8.48       6.818         676    162,802        81.53         19.71       88.48
Townhouse                   24     3,177,747       0.75       7.178         664    132,406        82.86         52.49       84.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
State                    Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         526  $137,539,939      32.40%      6.724%        662   $261,483        80.14%        17.39%      94.10%
FL                         262    36,827,512       8.68       7.380         655    140,563        82.48         22.27       89.14
NY                         143    32,162,764       7.58       6.881         650    224,914        78.89         39.12       94.17
NJ                         129    29,124,500       6.86       7.180         655    225,771        83.05         24.25       92.56
IL                         124    22,446,182       5.29       7.102         653    181,018        84.31         30.59       93.72
MD                          87    16,861,086       3.97       7.551         646    193,806        81.68         29.73       95.64
NV                          82    16,484,597       3.88       7.000         675    201,032        81.78         14.00       85.04
VA                          65    10,927,182       2.57       7.359         652    168,110        82.62         30.02       99.30
GA                          62    10,130,249       2.39       7.120         650    163,391        82.01         38.54       97.52
TX                          85     9,709,828       2.29       7.392         643    114,233        82.24         33.80       93.43
Other                      681   102,226,717      24.09       7.115         651    150,113        84.14         38.48       94.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         Distribution by Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Zip                      Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
91977                        6    $1,847,631       0.44%      6.540%        667   $307,939        79.75%        29.92%     100.00%
95122                        5     1,703,041       0.40       6.448         722    340,608        80.00          0.00      100.00
92054                        5     1,602,972       0.38       6.920         670    320,594        77.30         10.02       69.31
92114                        6     1,488,676       0.35       6.978         675    248,113        75.75          0.00      100.00
92026                        4     1,366,341       0.32       6.717         614    341,585        81.71         54.21      100.00
60639                        5     1,323,194       0.31       6.897         653    264,639        79.84          0.00      100.00
95206                        5     1,300,480       0.31       6.737         646    260,096        80.00         19.58      100.00
92683                        4     1,264,308       0.30       6.343         648    316,077        78.83          0.00       79.50
92173                        6     1,253,521       0.30       6.671         672    208,920        81.68          0.00      100.00
89031                        6     1,241,563       0.29       6.941         698    206,927        83.90         16.59       80.50
Other                    2,194   410,048,828      96.61       7.034         655    186,896        81.99         27.76       93.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Remaining Months       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
To Maturity              Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                    1       $59,663       0.01%      7.250%        674    $59,663        80.00%         0.00%     100.00%
241 - 360                2,245   424,380,893      99.99       7.023         656    189,034        81.91         27.28       93.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                                  Distribution by Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Amortization Type        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM               1,045  $202,670,096      47.75%      7.110%        646   $193,943        81.05%        25.31%      92.49%
3 Year ARM                 846   129,826,300      30.59       7.281         651    153,459        82.81         24.09       92.03
2 Year ARM IO              203    57,260,394      13.49       6.394         690    282,071        81.50         27.57       97.58
3 Year ARM IO              152    34,683,765       8.17       6.586         676    228,183        84.33         50.15       99.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                                Distribution by Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Initial                Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Periodic Cap             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        5      $729,633       0.17%      7.041%        650   $145,927        87.56%        44.69%     100.00%
1.50%                    2,241   423,710,922      99.83       7.023         656    189,072        81.90         27.24       93.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                                    Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Periodic Cap             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        5      $729,633       0.17%      7.041%        650   $145,927        87.56%        44.69%     100.00%
1.50%                    2,241   423,710,922      99.83       7.023         656    189,072        81.90         27.24       93.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Months To              Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Rate Reset               Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                  1,248  $259,930,491      61.24%      6.952%        655   $208,278        81.15%        25.81%      93.61%
25 - 36                    998   164,510,065      38.76       7.135         657    164,840        83.13         29.58       93.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                                  Distribution by Life Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Life Maximum           Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Rate                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below               3      $779,976       0.18%      4.963%        689   $259,992        80.00%        23.59%     100.00%
12.00 - 12.49%              20     4,758,592       1.12       5.307         700    237,930        82.06         86.33      100.00
12.50 - 12.99%             153    36,030,149       8.49       5.868         676    235,491        80.70         38.39       93.69
13.00 - 13.49%             244    53,845,132      12.69       6.275         673    220,677        81.53         32.81       93.26
13.50 - 13.99%             798   161,449,010      38.04       6.794         670    202,317        81.28         19.17       94.88
14.00 - 14.49%             328    55,656,236      13.11       7.272         649    169,684        82.68         25.94       95.21
14.50 - 14.99%             457    74,759,046      17.61       7.753         633    163,587        82.92         27.97       91.03
15.00 - 15.49%             106    16,998,195       4.00       8.259         606    160,360        84.23         41.04       93.81
15.50 - 15.99%             106    15,353,290       3.62       8.736         601    144,842        82.21         34.24       86.63
16.00% & Above              31     4,810,929       1.13       9.683         577    155,191        83.07         29.95       86.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================


                                                       Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Margin                   Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              340   $78,627,425      18.52%      6.024%        678   $231,257        81.36%        40.03%      94.04%
5.00 - 5.49%               607   128,310,480      30.23       6.718         671    211,385        81.11         19.92       95.04
5.50 - 5.99%               478    86,121,562      20.29       7.012         658    180,171        82.08         23.34       94.31
6.00 - 6.49%               392    66,398,100      15.64       7.598         640    169,383        83.19         27.21       92.22
6.50 - 6.99%               256    38,921,808       9.17       7.899         625    152,038        82.47         29.23       91.63
7.00% & Above              173    26,061,180       6.14       8.803         594    150,643        82.94         35.24       88.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,246  $424,440,556     100.00%      7.023%        656   $188,976        81.91%        27.27%      93.57%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $78,427,751
Number of Mortgage Loans:                                                   680
Average Scheduled Principal Balance:                                   $115,335
Weighted Average Gross Coupon:                                            7.430%
Weighted Average Net Coupon:(1)                                           6.925%
Weighted Average Current FICO Score:                                        661
Weighted Average Original LTV Ratio:                                      71.14%
Weighted Average Original Combined LTV Ratio:                             82.59%
Weighted Average Stated Remaining Term (months):                            320
Weighted Average Seasoning (months):                                          3

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

                                              Distribution by Current Principal Balance


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Current                Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Principal Balance        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            201    $6,567,763       8.37%      9.861%        656    $32,675        93.89%        35.61%      95.89%
$50,001 - $75,000          108     6,791,038       8.66       8.497         652     62,880        86.98         48.21       84.45
$75,001 - $100,000          97     8,504,545      10.84       7.714         654     87,676        85.09         63.56       87.49
$100,001 - $125,000         56     6,302,471       8.04       7.514         655    112,544        82.85         60.81       89.23
$125,001 - $150,000         46     6,356,233       8.10       7.535         667    138,179        82.52         35.11       82.08
$150,001 - $200,000         54     9,324,468      11.89       7.032         662    172,675        79.74         52.60       90.83
$200,001 - $250,000         41     9,119,960      11.63       7.093         665    222,438        81.00         43.27       88.37
$250,001 - $300,000         31     8,306,161      10.59       7.030         654    267,941        81.83         58.37       84.33
$300,001 - $350,000         18     5,763,145       7.35       6.471         662    320,175        77.68         50.64       94.45
$350,001 - $400,000         16     6,012,696       7.67       6.512         670    375,793        79.69         56.36       93.79
$400,001 & Above            12     5,379,273       6.86       6.380         687    448,273        76.34         51.08       81.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================


                                                    Distribution by Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Gross Coupon             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                2      $511,560       0.65%      4.962%        715   $255,780        56.38%       100.00%     100.00%
5.00 - 5.49%                 3       910,744       1.16       5.270         743    303,581        60.74         49.13      100.00
5.50 - 5.99%                53    10,091,709      12.87       5.855         698    190,410        71.44         63.95       93.40
6.00 - 6.49%                52     9,838,306      12.54       6.273         673    189,198        79.02         62.94       91.56
6.50 - 6.99%               104    17,798,926      22.69       6.785         669    171,144        80.98         42.60       84.82
7.00 - 7.49%                58     7,495,230       9.56       7.295         649    129,228        81.91         53.19       79.49
7.50 - 7.99%               105    14,289,392      18.22       7.722         644    136,089        84.78         51.37       84.78
8.00 - 8.49%                29     2,313,040       2.95       8.237         612     79,760        85.89         66.35       79.49
8.50 - 8.99%                70     5,826,055       7.43       8.779         624     83,229        88.66         57.82       88.76
9.00% & Above              204     9,352,790      11.93      10.543         655     45,847        97.57         25.85       99.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by FICO


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
FICO                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 69   $10,100,529      12.88%      6.640%        761   $146,384        76.33%        55.73%      76.32%
720 - 739                   29     3,687,236       4.70       7.183         730    127,146        82.39         30.48       81.52
700 - 719                   53     7,386,329       9.42       7.053         709    139,365        77.69         49.63       85.48
680 - 699                   74     7,727,910       9.85       7.510         689    104,431        83.39         47.67       83.45
660 - 679                  109     9,150,363      11.67       7.685         669     83,948        85.89         36.53       88.40
640 - 659                   81    10,832,459      13.81       7.083         648    133,734        84.49         47.68       89.84
620 - 639                  137    13,433,108      17.13       8.027         630     98,052        88.46         47.74       95.67
600 - 619                   40     6,354,385       8.10       7.324         609    158,860        82.19         35.26       95.29
580 - 599                   22     2,428,715       3.10       7.802         593    110,396        80.59         68.99       98.36
560 - 579                   19     2,079,211       2.65       7.871         568    109,432        78.79         93.33       97.31
540 - 559                   23     3,080,733       3.93       7.950         548    133,945        79.65         95.36       86.91
520 - 539                   17     1,622,902       2.07       8.248         530     95,465        76.89         90.89       91.96
500 - 519                    7       543,871       0.69       8.150         506     77,696        78.24        100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================


                                                        Distribution by Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Lien                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                      429   $66,964,787      85.38%      6.979%        660   $156,095        79.99%        54.04%      86.42%
Second                     251    11,462,964      14.62      10.063         667     45,669        97.74         31.86      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================


                                                Distribution by Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Combined               Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              43    $6,149,202       7.84%      6.301%        689   $143,005        49.38%        42.81%      82.89%
60.01 - 70.00%              43     7,194,814       9.17       6.558         674    167,321        66.31         44.28       94.61
70.01 - 80.00%             145    22,572,056      28.78       6.995         669    155,669        78.51         43.93       85.57
80.01 - 85.00%              77    13,152,846      16.77       7.196         630    170,816        84.39         55.02       89.67
85.01 - 90.00%              71     8,893,868      11.34       7.418         652    125,266        89.28         55.89       72.70
90.01 - 95.00%              48     4,333,650       5.53       7.935         665     90,284        94.65         54.33       85.83
95.01 - 100.00%            253    16,131,316      20.57       8.920         664     63,760        99.81         59.13      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================


                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             291   $17,486,135      22.30%      8.746%        675    $60,090        81.07%        35.82%      93.98%
60.01 - 70.00%              40     6,928,444       8.83       6.506         672    173,211        66.36         42.92       94.40
70.01 - 80.00%             144    22,530,847      28.73       6.990         669    156,464        78.51         44.02       85.55
80.01 - 85.00%              76    13,095,050      16.70       7.184         630    172,303        84.39         54.83       89.62
85.01 - 90.00%              66     8,613,357      10.98       7.308         652    130,505        89.26         57.71       71.81
90.01 - 95.00%              19     3,267,456       4.17       7.264         665    171,971        94.58         63.85       81.21
95.01 - 100.00%             44     6,506,463       8.30       7.143         661    147,874        99.57         99.08      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Documentation            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                       318   $39,836,146      50.79%      7.188%        653   $125,271        83.97%       100.00%      82.62%
Stated                     304    30,477,076      38.86       7.839         673    100,254        81.87          0.00       97.24
Other                       58     8,114,529      10.35       7.081         658    139,906        78.47          0.00       83.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================


                                                       Distribution by Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Purpose                  Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CashOut Refi               390   $46,957,593      59.87%      7.309%        653   $120,404        80.56%        49.42%      89.47%
Purchase                   230    23,898,614      30.47       7.769         685    103,907        87.10         52.82       85.36
NoCash Refi                 60     7,571,544       9.65       7.114         639    126,192        80.87         52.91       91.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================


                                                      Distribution by Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Occupancy                Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             612   $69,331,063      88.40%      7.461%        657   $113,286        83.03%        47.47%     100.00%
Rental                      64     8,719,840      11.12       7.190         693    136,248        78.77         75.08        0.00
Second Home                  4       376,848       0.48       7.330         633     94,212        90.00        100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================


                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Property Type            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family              479   $53,517,200      68.24%      7.381%        657   $111,727        82.84%        48.39%      91.54%
2-4 Family                  97    15,773,444      20.11       7.343         675    162,613        79.26         62.27       74.04
PUD                         53     5,053,523       6.44       8.114         656     95,349        87.42         49.77       98.72
Condo                       43     3,290,886       4.20       7.588         686     76,532        86.81         41.52       87.49
Townhouse                    7       728,071       0.93       7.374         643    104,010        83.13         23.18      100.00
Other                        1        64,628       0.08       8.150         550     64,628        84.97        100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
State                    Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
NY                         104   $19,528,162      24.90%      6.730%        664   $187,771        75.98%        62.61%      95.47%
CA                          96    14,999,182      19.12       7.459         670    156,241        78.60         33.92       77.69
FL                          72     5,706,234       7.28       7.518         667     79,253        86.19         39.97       87.93
TX                          47     5,071,708       6.47       7.209         656    107,909        83.92         73.04       80.33
NJ                          16     3,406,564       4.34       7.679         654    212,910        83.97         34.42      100.00
TN                          35     2,683,265       3.42       7.482         643     76,665        86.10         48.58       92.67
VA                          22     2,333,548       2.98       7.941         656    106,070        86.28         48.13       97.85
WA                          18     2,146,000       2.74       7.114         654    119,222        86.70         65.63       87.15
PA                          18     2,090,960       2.67       7.975         615    116,164        89.99         78.06       87.54
HI                          16     1,868,859       2.38       7.592         725    116,804        85.42         23.67      100.00
Other                      236    18,593,269      23.71       8.017         655     78,785        88.45         50.85       87.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================


                                                         Distribution by Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Zip                      Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
10598                        2      $841,823       1.07%      5.679%        683   $420,912        70.94%         0.00%     100.00%
11416                        3       677,755       0.86       7.146         679    225,918        86.48         13.98      100.00
11208                        2       643,847       0.82       6.816         590    321,923        85.00        100.00      100.00
96818                        4       592,656       0.76       6.827         736    148,164        74.83         16.85      100.00
92562                        3       581,912       0.74       6.678         661    193,971        74.28          0.00        9.02
75115                        3       546,826       0.70       7.354         632    182,275        95.60        100.00       85.40
92802                        1       499,137       0.64       6.750         712    499,137        80.00        100.00        0.00
10573                        1       486,732       0.62       6.750         624    486,732        80.00          0.00      100.00
92805                        1       478,935       0.61       7.550         741    478,935        80.00          0.00        0.00
11226                        1       467,837       0.60       6.250         664    467,837        80.00        100.00      100.00
Other                      659    72,610,291      92.58       7.486         660    110,183        82.76         51.62       89.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Remaining Months       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
To Maturity              Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    282   $15,368,055      19.60%      9.198%        662    $54,497        91.06%        37.93%      91.05%
181 - 240                   17     1,211,941       1.55       7.289         643     71,291        74.36         78.86       96.38
241 - 360                  381    61,847,755      78.86       6.994         661    162,330        80.64         53.44       87.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================


                                                  Distribution by Amortization Type


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Amortization Type        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed                      412   $59,439,873      75.79%      7.079%        658   $144,272        79.64%        51.66%      85.23%
Balloon                    236    10,899,828      13.90      10.073         668     46,186        97.80         32.18      100.00
Fixed IO                    32     8,088,050      10.31       6.451         679    252,752        83.71         69.54       96.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                     680   $78,427,751     100.00%      7.430%        661   $115,335        82.59%        50.79%      88.40%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group I Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                       $197,787,304
Number of Mortgage Loans:                                                 1,141
Average Scheduled Principal Balance:                                   $173,346
Weighted Average Gross Coupon:                                            6.983%
Weighted Average Net Coupon: (1)                                          6.478%
Weighted Average Current FICO Score:                                        660
Weighted Average Original LTV Ratio:                                      81.32%
Weighted Average Combined Original LTV Ratio:                             81.32%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning(months):                                           2
Weighted Average Months to Roll:                                             26
Weighted Average Gross Margin:                                             5.65%
Weighted Average Initial Rate Cap:                                         1.50%
Weighted Average Periodic Rate Cap:                                        1.50%
Weighted Average Gross Maximum Lifetime Rate:                             13.98%

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

                                              Distribution by Current Principal Balance


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Current                Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Principal Balance        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              7      $322,363       0.16%      7.483%        611    $46,052        64.97%        69.90%     100.00%
$50,001 - $75,000           67     4,423,021       2.24       7.343         650     66,015        80.42         40.14       79.57
$75,001 - $100,000         123    10,844,170       5.48       7.151         657     88,164        81.95         32.79       94.43
$100,001 - $125,000        166    18,720,105       9.46       7.099         659    112,772        81.31         25.98       96.49
$125,001 - $150,000        167    22,849,096      11.55       7.083         659    136,821        80.51         28.54       93.90
$150,001 - $200,000        235    40,744,969      20.60       7.099         655    173,383        81.66         29.16       94.55
$200,001 - $250,000        160    35,799,623      18.10       6.899         659    223,748        80.40         21.70       94.92
$250,001 - $300,000        132    35,977,709      18.19       6.884         667    272,558        82.07         21.88       93.14
$300,001 - $350,000         65    20,703,977      10.47       6.786         662    318,523        82.09         16.92       98.47
$350,001 - $400,000         15     5,653,484       2.86       6.709         679    376,899        80.10         20.21       93.32
$400,001 & Above             4     1,748,789       0.88       6.702         654    437,197        83.32         76.39       23.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                    Distribution by Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Gross Coupon             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                1      $254,400       0.13%      4.990%        649   $254,400        80.00%         0.00%     100.00%
5.00 - 5.49%                 1       130,240       0.07       5.375         665    130,240        80.00        100.00      100.00
5.50 - 5.99%                31     5,984,965       3.03       5.889         674    193,063        80.27         58.45       95.90
6.00 - 6.49%                96    19,140,444       9.68       6.273         673    199,380        81.17         37.01       97.81
6.50 - 6.99%               595   108,063,412      54.64       6.800         671    181,619        80.88         22.32       93.08
7.00 - 7.49%               163    26,041,833      13.17       7.274         650    159,766        82.37         21.26       94.51
7.50 - 7.99%               228    34,323,695      17.35       7.766         629    150,543        82.11         26.54       93.06
8.00 - 8.49%                10     1,652,158       0.84       8.174         626    165,216        84.17         25.73      100.00
8.50 - 8.99%                13     1,717,633       0.87       8.661         613    132,126        79.23         20.93       91.66
9.00% & Above                3       478,526       0.24       9.803         539    159,509        82.20         37.40      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by FICO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
FICO                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 80   $16,418,191       8.30%      6.740%        761   $205,227        79.49%         6.50%      90.32%
720 - 739                   78    12,927,668       6.54       6.866         729    165,739        81.14          9.88       96.35
700 - 719                  103    18,076,224       9.14       6.856         709    175,497        81.35         16.73       90.63
680 - 699                  175    30,212,650      15.28       6.898         689    172,644        81.49         14.07       92.87
660 - 679                  173    28,647,336      14.48       6.941         670    165,592        81.69         16.98       94.48
640 - 659                  163    27,964,112      14.14       6.962         649    171,559        82.67         20.93       93.66
620 - 639                  127    20,910,119      10.57       7.155         631    164,647        82.01         31.17       92.57
600 - 619                   69    13,423,122       6.79       6.954         610    194,538        82.18         45.00       98.65
580 - 599                   49     9,462,586       4.78       7.032         591    193,114        80.90         36.63       92.46
560 - 579                   31     4,795,198       2.42       7.436         570    154,684        79.87         53.19       93.64
540 - 559                   36     6,316,123       3.19       7.197         549    175,448        78.76         75.98       98.74
520 - 539                   37     6,221,970       3.15       7.498         529    168,161        79.41         74.10      100.00
500 - 519                   20     2,412,005       1.22       7.721         509    120,600        77.30         88.17      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                        Distribution by Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Lien                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                    1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                Distribution by Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Combined               Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              33    $4,252,549       2.15%      6.956%        611   $128,865        49.26%        30.30%      87.27%
60.01 - 70.00%              26     4,843,313       2.45       7.096         599    186,281        67.52         10.90       94.12
70.01 - 80.00%             780   136,274,868      68.90       6.932         675    174,711        79.64         15.60       95.26
80.01 - 85.00%             105    19,600,950       9.91       7.081         612    186,676        84.46         45.64       87.07
85.01 - 90.00%             124    21,290,577      10.76       7.155         641    171,698        89.45         35.41       91.06
90.01 - 95.00%              18     3,667,659       1.85       6.930         643    203,759        94.85         88.12       89.78
95.01 - 100.00%             55     7,857,388       3.97       7.123         653    142,862       100.00         97.44      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              33    $4,252,549       2.15%      6.956%        611   $128,865        49.26%        30.30%      87.27%
60.01 - 70.00%              26     4,843,313       2.45       7.096         599    186,281        67.52         10.90       94.12
70.01 - 80.00%             780   136,274,868      68.90       6.932         675    174,711        79.64         15.60       95.26
80.01 - 85.00%             105    19,600,950       9.91       7.081         612    186,676        84.46         45.64       87.07
85.01 - 90.00%             124    21,290,577      10.76       7.155         641    171,698        89.45         35.41       91.06
90.01 - 95.00%              18     3,667,659       1.85       6.930         643    203,759        94.85         88.12       89.78
95.01 - 100.00%             55     7,857,388       3.97       7.123         653    142,862       100.00         97.44      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Documentation            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Stated                     766  $135,998,500      68.76%      7.024%        678   $177,544        80.02%         0.00%      96.76%
Full                       313    50,447,351      25.51       6.909         620    161,174        85.07        100.00       88.41
Other                       62    11,341,454       5.73       6.822         629    182,927        80.15          0.00       83.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                       Distribution by Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Purpose                  Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                   776  $134,868,015      68.19%      6.950%        678   $173,799        81.47%        20.13%      94.21%
CashOut Refi               320    55,366,683      27.99       7.055         623    173,021        80.47         34.27       92.59
NoCash Refi                 45     7,552,606       3.82       7.056         618    167,836        84.75         57.20       97.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                      Distribution by Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Ocuupancy                Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           1,069  $185,692,254      93.88%      6.980%        659   $173,707        81.37%        24.02%     100.00%
Rental                      66    10,907,090       5.51       7.060         676    165,259        79.34         44.10        0.00
Second Home                  6     1,187,960       0.60       6.822         676    197,993        91.21         87.46        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Property Type            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family              743  $125,228,914      63.31%      7.011%        656   $168,545        81.21%        24.36%      96.04%
PUD                        157    27,722,168      14.02       6.944         663    176,574        82.17         27.24       97.93
2-4 Family                 108    25,503,297      12.89       6.926         663    236,142        80.46         31.12       79.96
Condo                      117    17,096,186       8.64       6.890         677    146,121        81.97         19.44       93.58
Townhouse                   16     2,236,740       1.13       7.242         670    139,796        81.38         50.78       84.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
State                    Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         249   $55,256,317      27.94%      6.848%        660   $221,913        79.41%        15.98%      94.29%
FL                         145    19,375,765       9.80       7.100         671    133,626        81.96         18.33       88.29
NY                          68    14,570,541       7.37       6.786         659    214,273        78.24         35.89       98.68
NJ                          66    14,313,044       7.24       6.993         665    216,864        82.44         23.49       92.53
IL                          64    12,103,851       6.12       7.039         662    189,123        82.94         23.34       92.34
NV                          45     8,169,585       4.13       7.001         676    181,546        80.09         12.18       89.27
MD                          39     6,363,070       3.22       7.303         643    163,156        81.99         40.66       98.00
VA                          37     6,134,388       3.10       7.216         659    165,794        81.72         22.36      100.00
AZ                          35     4,928,413       2.49       6.783         672    140,812        82.60         45.81       87.59
TX                          41     4,840,739       2.45       7.210         645    118,067        82.75         31.59       93.94
Other                      352    51,731,591      26.16       7.052         655    146,965        83.09         34.62       95.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                         Distribution by Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Zip                      Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
92173                        5    $1,109,521       0.56%      6.695%        665   $221,904        81.89%         0.00%     100.00%
60639                        4     1,099,653       0.56       7.028         651    274,913        78.79          0.00      100.00
91710                        3     1,004,397       0.51       6.163         642    334,799        78.04          0.00      100.00
92114                        4       883,706       0.45       6.754         658    220,926        69.26          0.00      100.00
92653                        3       795,367       0.40       6.723         708    265,122        80.00          0.00      100.00
90680                        3       788,590       0.40       7.652         584    262,863        73.04         28.74      100.00
95206                        3       772,585       0.39       6.979         637    257,528        81.14         32.96      100.00
92505                        3       759,234       0.38       6.975         662    253,078        80.00          0.00      100.00
92337                        3       734,898       0.37       6.842         658    244,966        81.59          0.00      100.00
92105                        2       711,117       0.36       6.737         698    355,558        80.00         68.39       31.61
Other                    1,108   189,128,236      95.62       6.990         660    170,693        81.45         26.16       93.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Remaining Months       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
To Maturity              Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                  Distribution by Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Amortization Type        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM                 514   $93,856,609      47.45%      6.997%        650   $182,600        80.58%        24.56%      93.63%
3 Year ARM                 451    65,189,065      32.96       7.156         659    144,543        82.18         20.25       91.71
2 Year ARM IO               93    22,323,156      11.29       6.576         697    240,034        80.82         26.70       96.80
3 Year ARM IO               83    16,418,474       8.30       6.769         672    197,813        82.74         50.13      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Initial Periodic       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Cap                      Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        4      $662,620       0.34%      6.945%        659   $165,655        87.82%        39.10%     100.00%
1.50%                    1,137   197,124,684      99.66       6.983         660    173,373        81.29         25.46       93.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                    Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Periodic Cap             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        4      $662,620       0.34%      6.945%        659   $165,655        87.82%        39.10%     100.00%
1.50%                    1,137   197,124,684      99.66       6.983         660    173,373        81.29         25.46       93.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Months To              Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Rate Reset               Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                    607  $116,179,765      58.74%      6.916%        659   $191,400        80.63%        24.97%      94.24%
25 - 36                    534    81,607,539      41.26       7.078         662    152,823        82.29         26.26       93.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                  Distribution by Life Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Life Maximum Rate        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below               1      $254,400       0.13%      4.990%        649   $254,400        80.00%         0.00%     100.00%
12.00 - 12.49%               1       130,240       0.07       5.375         665    130,240        80.00        100.00      100.00
12.50 - 12.99%              31     5,984,965       3.03       5.889         674    193,063        80.27         58.45       95.90
13.00 - 13.49%              96    19,140,444       9.68       6.273         673    199,380        81.17         37.01       97.81
13.50 - 13.99%             595   108,063,412      54.64       6.800         671    181,619        80.88         22.32       93.08
14.00 - 14.49%             163    26,041,833      13.17       7.274         650    159,766        82.37         21.26       94.51
14.50 - 14.99%             228    34,323,695      17.35       7.766         629    150,543        82.11         26.54       93.06
15.00 - 15.49%              10     1,652,158       0.84       8.174         626    165,216        84.17         25.73      100.00
15.50 - 15.99%              13     1,717,633       0.87       8.661         613    132,126        79.23         20.93       91.66
16.00% & Above               3       478,526       0.24       9.803         539    159,509        82.20         37.40      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================


                                                       Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Margin                   Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               95   $19,284,536       9.75%      6.149%        678   $202,995        80.91%        45.69%      96.56%
5.00 - 5.49%               421    79,906,490      40.40       6.754         672    189,802        80.92         23.91       94.41
5.50 - 5.99%               306    50,098,181      25.33       6.964         661    163,720        81.29         21.04       92.44
6.00 - 6.49%               199    30,917,649      15.63       7.586         636    155,365        82.92         26.89       93.72
6.50 - 6.99%               101    15,071,770       7.62       7.791         629    149,225        80.94         20.29       92.74
7.00% & Above               19     2,508,679       1.27       8.798         604    132,036        80.04         24.51       94.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,141  $197,787,304     100.00%      6.983%        660   $173,346        81.32%        25.51%      93.88%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Group I Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $33,741,206
Number of Mortgage Loans:                                                   327
Average Scheduled Principal Balance:                                   $103,184
Weighted Average Gross Coupon:                                            7.712%
Weighted Average Net Coupon: (1)                                          7.207%
Weighted Average Current FICO Score:                                        666
Weighted Average Original LTV Ratio:                                      63.84%
Weighted Average Combined Original LTV Ratio:                             82.58%
Weighted Average Stated Remaining Term (months):                            303
Weighted Average Seasoning(months):                                           3

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

                                              Distribution by Current Principal Balance


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Current                Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Principal Balance        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            121    $4,080,147      12.09%     10.178%        655    $33,720        94.56%        37.96%      97.64%
$50,001 - $75,000           50     3,171,130       9.40       9.271         650     63,423        90.93         45.40       91.68
$75,001 - $100,000          41     3,592,902      10.65       7.911         663     87,632        82.84         64.03       97.63
$100,001 - $125,000         20     2,266,524       6.72       7.604         673    113,326        81.61         65.53      100.00
$125,001 - $150,000         19     2,644,027       7.84       8.020         685    139,159        87.06         33.08       78.12
$150,001 - $200,000         28     4,861,837      14.41       6.856         666    173,637        74.58         50.16       86.31
$200,001 - $250,000         14     3,075,752       9.12       7.165         656    219,697        79.07         49.80       92.83
$250,001 - $300,000         20     5,320,908      15.77       6.960         665    266,045        79.35         65.40       85.49
$300,001 - $350,000          9     2,821,690       8.36       6.236         668    313,521        77.97         56.12      100.00
$350,001 - $400,000          4     1,485,060       4.40       6.672         685    371,265        82.64         49.28      100.00
$400,001 & Above             1       421,229       1.25       5.990         758    421,229        68.15          0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


                                                    Distribution by Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Gross Coupon             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                1      $123,577       0.37%      4.875%        761   $123,577        39.06%       100.00%     100.00%
5.00 - 5.49%                 1       315,279       0.93       5.250         678    315,279        74.42          0.00      100.00
5.50 - 5.99%                32     5,736,555      17.00       5.883         704    179,267        67.94         67.66       96.50
6.00 - 6.49%                21     3,930,333      11.65       6.310         662    187,159        78.94         74.08      100.00
6.50 - 6.99%                41     6,455,443      19.13       6.793         680    157,450        80.05         45.74       82.59
7.00 - 7.49%                13     1,749,762       5.19       7.262         645    134,597        79.63         39.38       91.53
7.50 - 7.99%                29     4,395,220      13.03       7.701         650    151,559        83.05         57.07       86.53
8.00 - 8.49%                10       667,403       1.98       8.151         627     66,740        87.07         90.04       89.83
8.50 - 8.99%                34     3,561,565      10.56       8.769         639    104,752        87.91         53.13       84.58
9.00% & Above              145     6,806,070      20.17      10.628         654     46,938        97.83         27.23      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by FICO


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
FICO                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 35    $4,737,075      14.04%      6.610%        761   $135,345        74.59%        51.81%      86.09%
720 - 739                   14     1,988,495       5.89       7.099         731    142,035        83.43         53.52       79.50
700 - 719                   22     3,170,367       9.40       7.282         708    144,108        79.69         45.04       95.65
680 - 699                   35     3,235,226       9.59       7.773         690     92,435        81.04         43.30       88.80
660 - 679                   52     3,475,790      10.30       8.391         669     66,842        88.27         31.32       93.45
640 - 659                   40     5,221,116      15.47       7.377         648    130,528        86.12         54.72       92.29
620 - 639                   83     6,656,648      19.73       8.725         631     80,201        89.08         49.71       95.11
600 - 619                   11     1,292,842       3.83       7.434         609    117,531        74.48         18.30      100.00
580 - 599                   13     1,344,985       3.99       7.851         593    103,460        77.87         71.16      100.00
560 - 579                    7       821,807       2.44       8.297         570    117,401        82.59        100.00      100.00
540 - 559                    8     1,140,840       3.38       7.584         548    142,605        71.89        100.00       86.02
520 - 539                    4       472,792       1.40       7.450         532    118,198        79.63        100.00      100.00
500 - 519                    3       183,223       0.54       8.893         507     61,074        78.37        100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


                                                        Distribution by Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Lien                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                      160   $25,746,820      76.31%      6.937%        667   $160,918        77.69%        56.27%      89.58%
Second                     167     7,994,386      23.69      10.209         661     47,871        98.34         36.60      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


                                                Distribution by Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Combined               Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              21    $2,438,863       7.23%      6.313%        692   $116,136        47.40%        44.86%      88.72%
60.01 - 70.00%              23     4,166,290      12.35       6.496         680    181,143        66.50         49.95      100.00
70.01 - 80.00%              58     8,356,158      24.77       6.960         667    144,072        78.04         51.43       90.42
80.01 - 85.00%              30     6,022,767      17.85       7.255         637    200,759        84.35         63.14       90.97
85.01 - 90.00%              23     3,174,854       9.41       7.455         670    138,037        89.17         47.09       71.86
90.01 - 95.00%              26     1,424,615       4.22       9.077         677     54,793        94.89         45.74       88.16
95.01 - 100.00%            146     8,157,659      24.18       9.722         667     55,874        99.94         48.94      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             186   $10,387,000      30.78%      9.290%        668    $55,844        86.64%        38.49%      97.35%
60.01 - 70.00%              22     4,123,623      12.22       6.490         679    187,437        66.55         49.43      100.00
70.01 - 80.00%              57     8,314,949      24.64       6.945         668    145,876        78.03         51.68       90.37
80.01 - 85.00%              29     5,964,971      17.68       7.230         637    205,689        84.35         62.78       90.88
85.01 - 90.00%              19     2,924,593       8.67       7.149         671    153,926        89.10         51.12       69.45
90.01 - 95.00%               4       590,502       1.75       7.717         707    147,626        95.00         68.50       71.44
95.01 - 100.00%             10     1,435,567       4.25       7.405         690    143,557        99.93        100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Documentation            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                       152   $17,414,079      51.61%      7.287%        657   $114,566        82.56%       100.00%      87.72%
Stated                     144    13,396,817      39.70       8.313         677     93,033        83.86          0.00       96.81
Other                       31     2,930,310       8.68       7.495         667     94,526        76.86          0.00       96.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


                                                       Distribution by Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Purpose                  Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CashOut Refi               175   $20,848,151      61.79%      7.374%        658   $119,132        78.97%        51.92%      92.02%
Purchase                   134    11,112,375      32.93       8.413         684     82,928        89.49         52.47       90.83
NoCash Refi                 18     1,780,680       5.28       7.303         647     98,927        81.73         42.60      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


                                                      Distribution by Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Occupancy                Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             308   $31,059,491      92.05%      7.744%        663   $100,843        82.70%        49.18%     100.00%
Rental                      19     2,681,715       7.95       7.338         694    141,143        81.24         79.76        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Property Type            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family              208   $19,615,705      58.14%      7.725%        662    $94,306        83.28%        48.91%      93.16%
2-4 Family                  61    10,006,147      29.66       7.396         671    164,035        78.62         59.85       87.76
PUD                         30     2,229,860       6.61       8.645         667     74,329        88.73         34.18      100.00
Condo                       25     1,711,809       5.07       8.069         692     68,472        88.71         53.98       93.24
Townhouse                    2       113,057       0.34       9.471         636     56,529        96.47         70.51      100.00
Other                        1        64,628       0.19       8.150         550     64,628        84.97        100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by State


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
State                    Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
NY                          73   $12,159,068      36.04%      6.846%        657   $166,563        74.78%        61.73%      98.69%
CA                          40     4,539,997      13.46       8.248         675    113,500        86.54         45.58       94.32
NJ                          12     2,722,321       8.07       7.664         669    226,860        83.62         32.73      100.00
TX                          22     1,820,244       5.39       7.417         648     82,738        83.52         71.53       87.01
FL                          28     1,545,010       4.58       8.704         661     55,179        85.61         34.37       71.58
IL                          13     1,174,958       3.48       8.078         655     90,381        84.64         41.22       84.89
HI                           9       977,869       2.90       7.791         722    108,652        87.85         45.23      100.00
WA                          10       946,884       2.81       7.186         695     94,688        85.94         55.73       85.45
NV                          10       775,246       2.30       8.748         659     77,525        88.83         28.09       79.39
AL                           8       676,141       2.00       7.607         646     84,518        82.66         76.78       91.43
Other                      102     6,403,467      18.98       8.726         673     62,779        90.71         45.67       83.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


                                                         Distribution by Zip


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Zip                      Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11208                        2      $643,847       1.91%      6.816%        590   $321,923        85.00%       100.00%     100.00%
91763                        2       448,023       1.33       6.833         691    224,012        82.18         56.43      100.00
10707                        1       421,229       1.25       5.990         758    421,229        68.15          0.00      100.00
96818                        2       402,916       1.19       6.275         745    201,458        70.51         24.78      100.00
07086                        1       389,839       1.16       6.750         732    389,839        90.00          0.00      100.00
10469                        2       380,337       1.13       6.390         645    190,168        83.68         81.62      100.00
10701                        1       379,818       1.13       5.990         747    379,818        85.00        100.00      100.00
11368                        1       363,330       1.08       6.500         708    363,330        70.00          0.00      100.00
11717                        2       343,400       1.02       6.722         667    171,700        68.26         63.09      100.00
07104                        2       333,770       0.99       9.274         677    166,885        97.21         44.27      100.00
Other                      311    29,634,697      87.83       7.849         663     95,288        82.92         51.84       90.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Remaining Months       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
To Maturity              Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    181    $9,616,927      28.50%      9.614%        658    $53,132        93.44%        39.59%      98.19%
181 - 240                   10       852,685       2.53       6.852         658     85,269        70.09         86.68      100.00
241 - 360                  136    23,271,594      68.97       6.958         670    171,115        78.55         55.29       89.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


                                                  Distribution by Amortization Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Amortization Type        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed                      163   $24,162,785      71.61%      7.036%        665   $148,238        77.65%        52.84%      88.90%
Balloon                    156     7,573,865      22.45      10.218         662     48,550        98.50         36.73      100.00
Fixed IO                     8     2,004,557       5.94       6.398         687    250,570        81.87         92.97      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     327   $33,741,206     100.00%      7.712%        666   $103,184        82.58%        51.61%      92.05%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group II Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                       $226,653,252
Number of Mortgage Loans:                                                 1,105
Average Scheduled Principal Balance:                                   $205,116
Weighted Average Gross Coupon:                                            7.058%
Weighted Average Net Coupon: (1)                                          6.553%
Weighted Average Current FICO Score:                                        652
Weighted Average Original LTV Ratio:                                      82.43%
Weighted Average Combined Original LTV Ratio:                             82.43%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll:                                             25
Weighted Average Gross Margin:                                             5.71%
Weighted Average Initial Rate Cap:                                         1.50%
Weighted Average Periodic Rate Cap:                                        1.50%
Weighted Average Gross Maximum Lifetime Rate:                             14.06%

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

                                              Distribution by Current Principal Balance


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Current                Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Principal Balance        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             12      $523,182       0.23%      8.097%        599    $43,598        74.21%        85.56%      74.50%
$50,001 - $75,000           86     5,362,294       2.37       7.798         622     62,352        81.21         51.25       88.05
$75,001 - $100,000         115    10,116,144       4.46       7.718         619     87,966        83.13         49.27       92.51
$100,001 - $125,000        136    15,316,857       6.76       7.485         644    112,624        82.73         35.46       88.23
$125,001 - $150,000        127    17,493,962       7.72       7.246         646    137,748        83.27         41.19       95.97
$150,001 - $200,000        166    28,647,895      12.64       7.185         649    172,578        82.21         33.93       93.65
$200,001 - $250,000        119    27,040,394      11.93       7.087         645    227,230        81.28         26.58       83.94
$250,001 - $300,000         97    26,723,542      11.79       7.022         650    275,500        82.43         27.93       94.71
$300,001 - $350,000         86    28,433,989      12.55       6.787         659    330,628        83.23         29.15       95.32
$350,001 - $400,000         79    29,802,141      13.15       6.690         671    377,242        82.49         13.77       98.68
$400,001 & Above            82    37,192,854      16.41       6.901         660    453,571        82.38         20.77       95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                    Distribution by Gross Coupon


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Gross Coupon             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                2      $525,576       0.23%      4.950%        709   $262,788        80.00%        35.01%     100.00%
5.00 - 5.49%                19     4,628,352       2.04       5.306         701    243,597        82.12         85.95      100.00
5.50 - 5.99%               122    30,045,185      13.26       5.864         677    246,272        80.78         34.39       93.25
6.00 - 6.49%               148    34,704,688      15.31       6.276         672    234,491        81.74         30.50       90.75
6.50 - 6.99%               203    53,385,599      23.55       6.783         667    262,983        82.08         12.78       98.53
7.00 - 7.49%               165    29,614,403      13.07       7.271         648    179,481        82.95         30.05       95.82
7.50 - 7.99%               229    40,435,351      17.84       7.742         636    176,574        83.61         29.17       89.31
8.00 - 8.49%                96    15,346,037       6.77       8.268         604    159,855        84.23         42.69       93.14
8.50 - 8.99%                93    13,635,657       6.02       8.746         599    146,620        82.58         35.92       86.00
9.00% & Above               28     4,332,403       1.91       9.670         581    154,729        83.17         29.13       85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by FICO


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
FICO                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 72   $15,267,270       6.74%      6.457%        759   $212,045        81.60%        19.41%      89.13%
720 - 739                   60    13,571,652       5.99       6.698         729    226,194        80.23         16.78       85.67
700 - 719                   81    18,428,007       8.13       6.684         709    227,506        80.90         12.33       93.47
680 - 699                  112    26,576,360      11.73       6.775         689    237,289        83.14         12.83       97.42
660 - 679                  159    34,530,481      15.23       6.904         669    217,173        83.78         18.99       92.26
640 - 659                  145    31,731,078      14.00       6.900         649    218,835        83.39         26.88       93.69
620 - 639                  126    26,715,556      11.79       7.077         631    212,028        83.90         25.47       91.59
600 - 619                   90    16,724,220       7.38       7.234         610    185,825        84.17         42.04       95.33
580 - 599                   65    13,358,695       5.89       7.603         590    205,518        81.52         40.06       90.90
560 - 579                   62     9,857,811       4.35       8.082         571    158,997        81.67         55.86       93.78
540 - 559                   69    10,465,490       4.62       8.006         549    151,674        79.58         73.75       99.27
520 - 539                   32     4,824,601       2.13       8.010         531    150,769        78.62         71.06       97.93
500 - 519                   32     4,602,031       2.03       7.800         511    143,813        76.98         75.11      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                        Distribution by Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Lien                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                    1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                Distribution by Combined Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Combined               Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              33    $4,758,205       2.10%      7.096%        607   $144,188        51.31%        27.44%      76.00%
60.01 - 70.00%              44     8,197,550       3.62       7.270         597    186,308        67.39         14.57       84.74
70.01 - 80.00%             589   126,660,924      55.88       6.875         670    215,044        79.41         13.77       96.77
80.01 - 85.00%             161    30,567,074      13.49       7.320         614    189,858        84.64         45.90       85.04
85.01 - 90.00%             153    35,113,643      15.49       7.373         642    229,501        89.61         37.71       88.54
90.01 - 95.00%              39     7,196,608       3.18       7.096         638    184,528        94.48         80.11       98.28
95.01 - 100.00%             86    14,159,247       6.25       7.191         652    164,642        99.96         87.10      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                    Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              33    $4,758,205       2.10%      7.096%        607   $144,188        51.31%        27.44%      76.00%
60.01 - 70.00%              44     8,197,550       3.62       7.270         597    186,308        67.39         14.57       84.74
70.01 - 80.00%             589   126,660,924      55.88       6.875         670    215,044        79.41         13.77       96.77
80.01 - 85.00%             161    30,567,074      13.49       7.320         614    189,858        84.64         45.90       85.04
85.01 - 90.00%             153    35,113,643      15.49       7.373         642    229,501        89.61         37.71       88.54
90.01 - 95.00%              39     7,196,608       3.18       7.096         638    184,528        94.48         80.11       98.28
95.01 - 100.00%             86    14,159,247       6.25       7.191         652    164,642        99.96         87.10      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Documentation


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Documentation            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Stated                     639  $139,801,859      61.68%      7.136%        668   $218,782        80.36%         0.00%      95.77%
Full                       380    65,305,358      28.81       7.046         620    171,856        86.94        100.00       88.41
Other                       86    21,546,035       9.51       6.587         647    250,535        82.24          0.00       92.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                       Distribution by Purpose


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Purpose                  Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                   687  $142,532,550      62.89%      7.009%        671   $207,471        82.82%        22.73%      93.91%
CashOut Refi               365    75,525,123      33.32       7.119         623    206,918        81.74         35.94       92.67
NoCash Refi                 53     8,595,579       3.79       7.336         583    162,181        82.17         67.14       88.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                      Distribution by Occupancy


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Occupancy                Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           1,017  $211,454,376      93.29%      7.036%        651   $207,920        82.53%        27.30%     100.00%
Rental                      77    12,833,829       5.66       7.401         669    166,673        80.19         49.88        0.00
Second Home                 11     2,365,047       1.04       7.184         661    215,004        85.68         49.39        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                    Distribution by Property Type


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Property Type            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family              739  $150,235,278      66.28%      7.068%        648   $203,295        82.86%        31.10%      95.47%
PUD                        148    32,070,203      14.15       7.090         649    216,691        82.16         25.45       94.90
2-4 Family                 106    24,523,609      10.82       7.187         660    231,355        81.03         24.97       85.37
Condo                      104    18,883,155       8.33       6.753         676    181,569        81.14         19.96       83.87
Townhouse                    8       941,007       0.42       7.025         652    117,626        86.37         56.56       86.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by State


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
State                    Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         277   $82,283,622      36.30%      6.641%        663   $297,053        80.63%        18.33%      93.97%
NY                          75    17,592,222       7.76       6.959         643    234,563        79.42         41.79       90.44
FL                         117    17,451,747       7.70       7.689         637    149,160        83.05         26.65       90.08
NJ                          63    14,811,456       6.53       7.360         646    235,102        83.64         24.98       92.59
MD                          48    10,498,016       4.63       7.701         648    218,709        81.50         23.11       94.22
IL                          60    10,342,331       4.56       7.175         644    172,372        85.91         39.07       95.33
NV                          37     8,315,012       3.67       7.000         673    224,730        83.43         15.79       80.89
GA                          30     5,312,856       2.34       7.201         641    177,095        81.64         42.56       97.89
OH                          42     5,268,347       2.32       7.295         648    125,437        84.73         44.69       96.60
TX                          44     4,869,089       2.15       7.573         642    110,661        81.73         35.99       92.92
Other                      312    49,908,553      22.02       7.228         646    159,963        85.12         40.82       95.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                         Distribution by Zip


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Zip                      Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
92054                        4    $1,442,309       0.64%      6.967%        673   $360,577        77.56%         0.00%      77.04%
91977                        4     1,365,980       0.60       6.383         665    341,495        82.39         40.48      100.00
95122                        3     1,124,000       0.50       6.406         726    374,667        80.00          0.00      100.00
95127                        3     1,123,018       0.50       6.054         718    374,339        78.90          0.00      100.00
95835                        3     1,044,649       0.46       6.457         656    348,216        92.94         78.02      100.00
92026                        3     1,032,841       0.46       6.828         617    344,280        82.45         39.43      100.00
92683                        3     1,022,308       0.45       6.190         661    340,769        78.55          0.00       74.64
80016                        2       933,496       0.41       6.752         595    466,748        84.79        100.00      100.00
06810                        5       933,055       0.41       6.911         700    186,611        80.00          0.00      100.00
92802                        2       853,309       0.38       6.271         710    426,654        82.76          0.00      100.00
Other                    1,073   215,778,288      95.20       7.084         651    201,098        82.47         29.01       93.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Remaining Months       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
To Maturity              Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                    1       $59,663       0.03%      7.250%        674    $59,663        80.00%         0.00%     100.00%
241 - 360                1,104   226,593,589      99.97       7.058         652    205,248        82.44         28.82       93.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                  Distribution by Amortization Type


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Amortization Type        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM                 531  $108,813,487      48.01%      7.207%        642   $204,922        81.45%        25.96%      91.50%
3 Year ARM                 395    64,637,235      28.52       7.408         643    163,639        83.43         27.95       92.34
2 Year ARM IO              110    34,937,239      15.41       6.277         685    317,611        81.93         28.13       98.07
3 Year ARM IO               69    18,265,291       8.06       6.422         680    264,714        85.76         50.18       98.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Initial                Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Periodic Cap             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        1       $67,014       0.03%      7.990%        558    $67,014        85.00%       100.00%     100.00%
1.50%                    1,104   226,586,238      99.97       7.057         652    205,241        82.43         28.79       93.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                    Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Periodic Cap             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                        1       $67,014       0.03%      7.990%        558    $67,014        85.00%       100.00%     100.00%
1.50%                    1,104   226,586,238      99.97       7.057         652    205,241        82.43         28.79       93.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Months To              Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Rate Reset               Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                    641  $143,750,726      63.42%      6.981%        652   $224,260        81.56%        26.49%      93.10%
25 - 36                    464    82,902,526      36.58       7.190         651    178,669        83.95         32.85       93.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                  Distribution by Life Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Life Maximum           Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Rate                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below               2      $525,576       0.23%      4.950%        709   $262,788        80.00%        35.01%     100.00%
12.00 - 12.49%              19     4,628,352       2.04       5.306         701    243,597        82.12         85.95      100.00
12.50 - 12.99%             122    30,045,185      13.26       5.864         677    246,272        80.78         34.39       93.25
13.00 - 13.49%             148    34,704,688      15.31       6.276         672    234,491        81.74         30.50       90.75
13.50 - 13.99%             203    53,385,599      23.55       6.783         667    262,983        82.08         12.78       98.53
14.00 - 14.49%             165    29,614,403      13.07       7.271         648    179,481        82.95         30.05       95.82
14.50 - 14.99%             229    40,435,351      17.84       7.742         636    176,574        83.61         29.17       89.31
15.00 - 15.49%              96    15,346,037       6.77       8.268         604    159,855        84.23         42.69       93.14
15.50 - 15.99%              93    13,635,657       6.02       8.746         599    146,620        82.58         35.92       86.00
16.00% & Above              28     4,332,403       1.91       9.670         581    154,729        83.17         29.13       85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================


                                                       Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Margin                   Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              245   $59,342,889      26.18%      5.984%        678   $242,216        81.50%        38.19%      93.23%
5.00 - 5.49%               186    48,403,990      21.36       6.658         669    260,237        81.43         13.32       96.07
5.50 - 5.99%               172    36,023,382      15.89       7.079         652    209,438        83.17         26.54       96.92
6.00 - 6.49%               193    35,480,451      15.65       7.608         643    183,837        83.42         27.48       90.91
6.50 - 6.99%               155    23,850,038      10.52       7.967         623    153,871        83.43         34.88       90.93
7.00% & Above              154    23,552,501      10.39       8.804         593    152,938        83.25         36.39       88.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,105  $226,653,252     100.00%      7.058%        652   $205,116        82.43%        28.81%      93.29%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Group II Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $44,686,545
Number of Mortgage Loans:                                                   353
Average Scheduled Principal Balance:                                   $126,591
Weighted Average Gross Coupon:                                            7.217%
Weighted Average Net Coupon: (1)                                          6.712%
Weighted Average Current FICO Score:                                        658
Weighted Average Original LTV Ratio:                                      76.66%
Weighted Average Combined Original LTV Ratio:                             82.59%
Weighted Average Stated Remaining Term (months):                            332
Weighted Average Seasoning(months):                                           3

(1) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.


                                              Distribution by Current Principal Balance


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Current                Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Principal Balance        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             80    $2,487,616       5.57%      9.342%        658    $31,095        92.79%        31.76%      93.03%
$50,001 - $75,000           58     3,619,908       8.10       7.819         654     62,412        83.53         50.68       78.11
$75,001 - $100,000          56     4,911,643      10.99       7.571         647     87,708        86.73         63.22       80.07
$100,001 - $125,000         36     4,035,947       9.03       7.463         644    112,110        83.54         58.17       83.18
$125,001 - $150,000         27     3,712,206       8.31       7.189         654    137,489        79.29         36.56       84.89
$150,001 - $200,000         26     4,462,631       9.99       7.222         657    171,640        85.36         55.25       95.75
$200,001 - $250,000         27     6,044,208      13.53       7.056         669    223,860        81.98         39.94       86.10
$250,001 - $300,000         11     2,985,252       6.68       7.156         633    271,387        86.23         45.84       82.27
$300,001 - $350,000          9     2,941,455       6.58       6.696         655    326,828        77.40         45.38       89.13
$350,001 - $400,000         12     4,527,635      10.13       6.459         665    377,303        78.72         58.67       91.76
$400,001 & Above            11     4,958,044      11.10       6.413         680    450,731        77.04         55.42       80.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


                                                    Distribution by Gross Coupon


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Gross Coupon             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                1      $387,984       0.87%      4.990%        701   $387,984        61.90%       100.00%     100.00%
5.00 - 5.49%                 2       595,465       1.33       5.281         777    297,732        53.50         75.15      100.00
5.50 - 5.99%                21     4,355,155       9.75       5.819         690    207,388        76.05         59.06       89.31
6.00 - 6.49%                31     5,907,974      13.22       6.248         680    190,580        79.07         55.53       85.94
6.50 - 6.99%                63    11,343,482      25.38       6.781         663    180,055        81.52         40.81       86.08
7.00 - 7.49%                45     5,745,468      12.86       7.305         650    127,677        82.60         57.40       75.82
7.50 - 7.99%                76     9,894,172      22.14       7.731         641    130,186        85.55         48.84       83.99
8.00 - 8.49%                19     1,645,637       3.68       8.271         606     86,612        85.41         56.74       75.30
8.50 - 8.99%                36     2,264,490       5.07       8.794         600     62,902        89.84         65.20       95.33
9.00% & Above               59     2,546,720       5.70      10.315         659     43,165        96.86         22.15       97.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by FICO


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
FICO                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 34    $5,363,453      12.00%      6.667%        761   $157,749        77.87%        59.20%      67.69%
720 - 739                   15     1,698,741       3.80       7.282         729    113,249        81.18          3.52       83.88
700 - 719                   31     4,215,962       9.43       6.881         710    135,999        76.19         53.09       77.83
680 - 699                   39     4,492,684      10.05       7.320         689    115,197        85.08         50.82       79.60
660 - 679                   57     5,674,573      12.70       7.254         668     99,554        84.43         39.72       85.31
640 - 659                   41     5,611,343      12.56       6.809         648    136,862        82.96         41.13       87.56
620 - 639                   54     6,776,460      15.16       7.341         629    125,490        87.86         45.80       96.22
600 - 619                   29     5,061,543      11.33       7.296         609    174,536        84.16         39.59       94.09
580 - 599                    9     1,083,730       2.43       7.741         592    120,414        83.97         66.28       96.32
560 - 579                   12     1,257,405       2.81       7.593         566    104,784        76.31         88.97       95.55
540 - 559                   15     1,939,893       4.34       8.165         548    129,326        84.21         92.63       87.43
520 - 539                   13     1,150,110       2.57       8.576         529     88,470        75.77         87.15       88.66
500 - 519                    4       360,648       0.81       7.773         505     90,162        78.17        100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


                                                        Distribution by Lien


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Lien                     Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                      269   $41,217,967      92.24%      7.006%        656   $153,227        81.43%        52.64%      84.44%
Second                      84     3,468,578       7.76       9.728         681     41,293        96.36         20.93      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


                                                Distribution by Combined Original LTV


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Combined               Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              22    $3,710,339       8.30%      6.292%        687   $168,652        50.67%        41.46%      79.07%
60.01 - 70.00%              20     3,028,523       6.78       6.644         665    151,426        66.05         36.49       87.19
70.01 - 80.00%              87    14,215,898      31.81       7.016         670    163,401        78.79         39.53       82.73
80.01 - 85.00%              47     7,130,079      15.96       7.146         624    151,704        84.42         48.17       88.57
85.01 - 90.00%              48     5,719,014      12.80       7.398         641    119,146        89.34         60.77       73.17
90.01 - 95.00%              22     2,909,035       6.51       7.376         658    132,229        94.53         58.54       84.69
95.01 - 100.00%            107     7,973,657      17.84       8.100         662     74,520        99.66         69.56      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


                                                    Distribution by Original LTV


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Original LTV             Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             105    $7,099,135      15.89%      7.952%        684    $67,611        72.93%        31.89%      89.06%
60.01 - 70.00%              18     2,804,820       6.28       6.530         660    155,823        66.08         33.35       86.17
70.01 - 80.00%              87    14,215,898      31.81       7.016         670    163,401        78.79         39.53       82.73
80.01 - 85.00%              47     7,130,079      15.96       7.146         624    151,704        84.42         48.17       88.57
85.01 - 90.00%              47     5,688,764      12.73       7.389         641    121,038        89.34         61.09       73.03
90.01 - 95.00%              15     2,676,954       5.99       7.165         656    178,464        94.49         62.83       83.36
95.01 - 100.00%             34     5,070,895      11.35       7.068         653    149,144        99.47         98.82      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Documentation


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Documentation            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                       166   $22,422,067      50.18%      7.112%        650   $135,073        85.06%       100.00%      78.66%
Stated                     160    17,080,259      38.22       7.468         670    106,752        80.32          0.00       97.58
Other                       27     5,184,219      11.60       6.846         653    192,008        79.38          0.00       76.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


                                                       Distribution by Purpose


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Purpose                  Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CashOut Refi               215   $26,109,442      58.43%      7.257%        648   $121,439        81.84%        47.42%      87.43%
Purchase                    96    12,786,239      28.61       7.209         686    133,190        85.02         53.13       80.61
NoCash Refi                 42     5,790,864      12.96       7.055         636    137,878        80.61         56.08       88.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


                                                      Distribution by Occupancy


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Occupancy                Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             304   $38,271,571      85.64%      7.231%        652   $125,893        83.29%        46.08%     100.00%
Rental                      45     6,038,126      13.51       7.124         693    134,181        77.67         73.00        0.00
Second Home                  4       376,848       0.84       7.330         633     94,212        90.00        100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


                                                    Distribution by Property Type


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Property Type            Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family              271   $33,901,496      75.87%      7.183%        654   $125,098        82.59%        48.10%      90.61%
2-4 Family                  36     5,767,297      12.91       7.251         681    160,203        80.36         66.46       50.24
PUD                         23     2,823,662       6.32       7.695         648    122,768        86.38         62.07       97.71
Condo                       18     1,579,077       3.53       7.067         679     87,726        84.75         28.01       81.26
Townhouse                    5       615,014       1.38       6.988         644    123,003        80.67         14.48      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by State


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
State                    Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                          56   $10,459,185      23.41%      7.117%        668   $186,771        75.15%        28.87%      70.48%
NY                          31     7,369,094      16.49       6.539         675    237,713        77.96         64.06       90.16
FL                          44     4,161,223       9.31       7.077         670     94,573        86.41         42.05       94.00
TX                          25     3,251,463       7.28       7.092         661    130,059        84.15         73.88       76.60
TN                          32     2,564,198       5.74       7.474         643     80,131        86.22         50.84       92.33
OH                          27     1,823,645       4.08       8.179         646     67,542        90.22         53.02       88.43
VA                          14     1,762,765       3.94       7.597         646    125,912        86.20         60.88       97.16
PA                          14     1,753,271       3.92       7.795         589    125,234        90.49         88.35       97.72
IN                          11     1,333,498       2.98       7.514         618    121,227        90.56         68.00       91.99
WA                           8     1,199,116       2.68       7.058         621    149,889        87.30         73.45       88.50
Other                       91     9,009,086      20.16       7.521         658     99,001        86.05         42.74       90.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


                                                         Distribution by Zip


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Zip                      Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
10598                        2      $841,823       1.88%      5.679%        683   $420,912        70.94%         0.00%     100.00%
92562                        2       529,403       1.18       6.250         663    264,701        72.72          0.00        0.00
92802                        1       499,137       1.12       6.750         712    499,137        80.00        100.00        0.00
10573                        1       486,732       1.09       6.750         624    486,732        80.00          0.00      100.00
92805                        1       478,935       1.07       7.550         741    478,935        80.00          0.00        0.00
11226                        1       467,837       1.05       6.250         664    467,837        80.00        100.00      100.00
10464                        1       466,651       1.04       6.490         603    466,651        85.00        100.00      100.00
75092                        1       463,651       1.04       6.150         699    463,651        80.00        100.00      100.00
93455                        2       448,932       1.00       6.942         674    224,466        68.83          0.00      100.00
11509                        1       447,466       1.00       5.250         778    447,466        54.55        100.00      100.00
Other                      340    39,555,978      88.52       7.328         654    116,341        83.57         50.76       87.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
Remaining Months       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
to Maturity              Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                    101    $5,751,128      12.87%      8.501%        670    $56,942        87.08%        35.17%      79.09%
181 - 240                    7       359,256       0.80       8.327         606     51,322        84.47         60.30       87.77
241 - 360                  245    38,576,161      86.33       7.015         656    157,454        81.90         52.32       86.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================


                                                  Distribution by Amortization Type


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                                 Pct. Of                 Weighted                  Avg.
                                                 Pool By     Weighted      Avg.      Avg.        Combined                    Pct.
                       Number Of   Principal    Principal   Avg. Gross   Current  Principal     Original      Pct. Full     Owner
Amortization Type        Loans       Balance     Balance      Coupon       FICO    Balance         LTV           Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed                      249   $35,277,089      78.94%      7.108%        652   $141,675        81.01%        50.84%      82.72%
Fixed IO                    24     6,083,494      13.61       6.468         677    253,479        84.31         61.82       94.75
Balloon                     80     3,325,963       7.44       9.744         682     41,575        96.21         21.82      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     353   $44,686,545     100.00%      7.217%        658   $126,591        82.59%        50.18%      85.64%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.